Quarterly Financial Supplement

For the year ended December 31, 2009

DEVELOPERS DIVERSIFIED REALTY®

INVESTOR RELATIONS DEPARTMENT • 3300 ENTERPRISE PARKWAY BEACHWOOD, OHIO 44122 • p. (216) 755-5500 f. (216) 755-1500 • WWW.DDR.COM

Quarterly finacialsupplement for the year ended December 31, 2009

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Table of Contents

Section	Page
Earnings Release & Financial Statements	1.0

Financial Summary	2.0
Financial Highlights	2.1
Market Capitalization and Financial Ratios	2.2
Market Capitalization Summary	2.3
Debt to EBITDA Calculation	2.4
Significant Accounting Policies	2.5
Other Real Estate Information	2.6
Reconciliation of Non-GAAP Financial Measures	2.7
Non-Cash Expense — Equity Derivative Instruments	2.8

Joint Venture Financial Summary	3.0
Joint Venture Investment Summary	3.1
Joint Venture Combining Financial Statements	3.2

Investment Summary	4.0
Capital Transactions	4.1
Acquisitions and Dispositions	4.2
Development Projects	4.3
Development Delivery and Funding Schedules	4.4
Expansion and Redevelopment Projects	4.5
Summary of Recently Developed Assets	4.6
Summary of Recently Expanded and Redeveloped Assets	4.7

Portfolio Summary	5.0

Debt Summary	6.0
Consolidated Debt	6.1
Joint Venture Debt	6.2
Consolidated and Joint Venture Maturities	6.3

Investor Contact Information	7.0
Property list available online at www.ddr.com
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2008.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Media Contact:	Investor Contact:
Scott Schroeder	Kate Deck
216-755-5500	216-755-5500
sschroeder@ddr.com	kdeck@ddr.com
DEVELOPERS DIVERSIFIED REALTY REPORTS FFO PER
DILUTED SHARE OF $1.83 FOR THE YEAR ENDED
DECEMBER 31, 2009 BEFORE NON-OPERATING GAINS AND LOSSES
CLEVELAND, OHIO, February 18, 2010 — Developers Diversified Realty (NYSE: DDR) today announced operating results for the fourth quarter and year ended December 31, 2009.
•	The Company’s fourth quarter operating Funds From Operations (“FFO”) was $62.8 million or $0.31 per diluted share before $90.8 million of net charges summarized below. The Company’s operating FFO for the year was $298.2 million or $1.83 per diluted share before $442.8 million of net charges summarized below.

The net charges, primarily non-cash, for the three months and year ended December 31, 2009, aggregating $90.8 million and $442.8 million, respectively, are summarized as follows (in millions):

	Three
	Months	Year
Non-cash loss on equity derivative instruments related to Otto investment	$1.6	$199.8
Non-cash impairment charges — consolidated and equity method investments	92.1	265.2
Consolidated impairment charges and loss on sales included in discontinued operations	4.6	117.6
Less portion of impairment charges and losses allocated to non-controlling interests (Mervyns)	(3.9)	(35.2)
Non-cash change in control compensation charge	—	15.4
Debt extinguishment costs, net loan loss reserve and other expenses offset by gain on sale of MDT units	20.0	30.0
Impairment charges, derivative (gains)/losses and losses on asset sales — equity method investments	2.6	19.0
Gain on redemption of joint venture interests	(23.5)	(23.9)
Gain on repurchases of senior notes	(2.7)	(145.1)

	$90.8	$442.8

•	The Company reported revised operating FFO for the three-month period ended December 31, 2008 of $86.8 million or $0.71 per diluted share before $206.1 million of net charges summarized below. The Company’s operating FFO for the year ended December 31, 2008 was $387.5 million or $3.20 per diluted share before $217.8 million of net charges summarized below.

The net charges, primarily non-cash, for the three months and year ended December 31, 2008, aggregating $206.1 million and $217.8 million, respectively, are summarized as follows (in millions):

	Three
	Months	Year
Non-cash impairment charges — consolidated and equity method investments	$182.2	$182.2
Consolidated impairment charges and loss on sales included in discontinued operations	7.6	15.3
Less portion of impairment charges and losses allocated to non-controlling interests (primarily Mervyns)	(18.7)	(18.7)
Non-cash termination of an equity award plan	15.8	15.8
Net loan loss reserve, abandoned projects, transaction costs and other expenses	20.8	27.1
Impairment charges, derivative (gains)/losses and losses on asset sales — equity method investments	8.7	6.6
Gain on repurchases of senior notes	(10.3)	(10.5)

	$206.1	$217.8

•	FFO applicable to common shareholders for the three-month period ended December 31, 2009, including the above net charges, was a loss of $28.0 million, or $0.14 per diluted share, which compares to revised FFO loss of $119.3 million, or $0.98 per diluted share, for the prior-year comparable period. Net loss applicable to common shareholders for the three-month period ended December 31, 2009 was $90.1 million, or $0.46 per diluted share, which compares to revised net loss of $194.6 million, or $1.61 per diluted share, for the prior-year comparable period.

•	FFO applicable to common shareholders for the year ended December 31, 2009, including the above net charges, was a loss of $144.6 million, or $0.90 per diluted share, which compares to revised FFO of $169.7 million, or $1.40 per diluted share, for the prior year. Net loss applicable to common shareholders for the year ended December 31, 2009 was $398.9 million, or $2.51 per diluted share, which compares to revised net loss of $114.2 million, or $0.96 per diluted share, for the prior year.

•	Executed leases during the fourth quarter of 2009 totaled approximately 3.0 million square feet, including 166 new leases and 306 renewals. Executed leases during the year totaled approximately 10.6 million square feet, including 583 new leases and 1,079 renewals.

•	On a cash basis, base rental rates on new leases and renewals decreased 4.6% overall for the quarter and 3.4% year over year.

•	Core portfolio leased percentage at December 31, 2009 was 91.2%, compared to 90.9% at September 30, 2009.

•	Same store net operating income (“NOI”) for the year decreased 3.6% compared to 2008 exclusively related to the bankruptcies and subsequent store closings of Circuit City, Linens ‘N Things, Goody’s and Steve & Barry’s which accounted for over 100 percent of the decline. Absent these bankruptcies, same store NOI would have been slightly positive year over year. Same Store NOI excludes the results of the assets not acquired by the Company in connection with the redemption of its interest in the MDT US LLC joint venture for both of the years ended December 31, 2009 and 2008 (see discussion of redemption transaction below).
“Although we continue to operate in a challenging macroeconomic environment, our platform and portfolio continue to perform at a high level,” commented Developers Diversified’s president and chief executive officer Daniel B. Hurwitz. “We are encouraged by fourth quarter retail sales and profitability results, and signs indicate that leasing deal flow in 2010 will compare favorably to our record performance in 2009. We remain keenly focused on our various balance sheet and operating initiatives to further enhance shareholder value.”
Financial Results:
Net loss applicable to common shareholders was $90.1 million, or $0.46 per share (diluted and basic), for the three-month period ended December 31, 2009, as compared to revised net loss of $194.6 million, or $1.61 per share (diluted and basic), for the prior-year comparable period.
FFO applicable to common shareholders was a loss of $28.0 million, or $0.14 per share (diluted and basic), for the three-month period ended December 31, 2009, as compared to revised FFO loss of $119.3 million, or $0.98 per share (diluted and basic) for the three-month period ended December 31, 2008. The decrease in net loss for the three-month period ended December 31, 2009, is primarily the result of a reduction in non-cash impairment charges recognized on consolidated and equity method investments and loss on disposition of assets of $93.1 million as well as the recognition in 2009 of a $23.5 million gain relating to the redemption of the Company’s interest in the MDT US LLC joint venture. In addition, excluding the impact of the net non-operating charges detailed above, the core operating results in 2009 compared to 2008 were impacted by several major tenant bankruptcies which occurred in late 2008 and early 2009, as well as asset sales associated with the Company’s deleveraging efforts.
Net loss applicable to common shareholders was $398.9 million, or $2.51 per share (diluted and basic), for the year ended December 31, 2009, as compared to revised net loss of $114.2 million, or $0.96 per share (diluted and basic), for the prior year.

FFO applicable to common shareholders was a loss of $144.6 million, or $0.90 per share (diluted and basic), for the year ended December 31, 2009, as compared to revised FFO income of $169.7 million, or $1.40 per share (diluted and basic), for the year ended December 31, 2008. The net loss for the year ended December 31, 2009, is primarily the result of $442.8 million of net charges, generally non-cash as detailed above, in addition to several major tenant bankruptcies, the release of an approximate $16 million deferred tax valuation allowance in 2008 and the impact of asset sales associated with the Company’s deleveraging efforts.
FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, and those gains that represent the recapture of a previously recognized impairment charge, (iii) extraordinary items and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. FFO excluding the net non-operating charges detailed above is useful to investors as the Company removes these net charges to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
The following results for the three-month period ended December 31, 2009 highlight continued strong leasing activity throughout the portfolio despite the current economic environment:
•	Executed 166 new leases aggregating approximately 1.1 million square feet and 306 renewals aggregating approximately 1.9 million square feet.

•	Total portfolio average annualized base rent per occupied square foot, excluding assets in Brazil, as of December 31, 2009 was $12.51, as compared to $12.43 at December 31, 2008.

•	Core portfolio leased rate was 91.2% as of December 31, 2009, as compared to 92.2% at December 31, 2008 and 90.9% at September 30, 2009.

•	On a cash basis, rental rates for new leases and renewals decreased 4.6%.
Overall, the Company remains encouraged by the leasing activity achieved during the fourth quarter. While the resulting rental spreads and core occupancy level are much less favorable than what the Company has historically achieved, the Company is continuing to make strides in retenanting the bankruptcy driven vacancy that has impacted the retail sector.
Strategic Transactions:
DDR Macquarie Fund:
In October 2009, the Macquarie DDR Trust unitholders approved the redemption of Developers Diversified’s interest in the MDT US LLC joint venture. A 100% interest in three shopping center assets was transferred to the Company in October 2009 in exchange for its approximate 14.5% ownership interest and a cash payment of $1.6 million. The Company recognized a $23.5 million gain on the redemption transaction.
Otto Transaction:
In 2009, the Company issued 32.9 million shares to Mr. Alexander Otto (the “Investor”) and certain members of his family (collectively with the Investor, the “Otto Family”) resulting in aggregate gross equity proceeds of approximately $112.5 million. The Company also issued warrants to purchase up to 10.0 million common shares with an exercise price of $6.00 per share to the Investor. The share issuances, together with the warrant issuances, are collectively referred to as the “Otto Transaction”.
Dispositions:
The Company sold five shopping center properties, aggregating 0.6 million square feet, in the fourth quarter of 2009, generating gross proceeds of approximately $30.5 million. The Company recorded an aggregate loss on sale of approximately $4.0 million related to these assets in the fourth quarter of 2009. The Company also incurred a $2.3 million net loss on land sales in the fourth quarter. An additional three assets were sold in the first quarter of 2010 for approximately $26 million.
Wholly-Owned and Consolidated Joint Venture Development:
The Company currently has the following wholly-owned and consolidated joint venture shopping center projects under construction:

		Expected
		Remaining	Initial
	Owned	Cost	Anchor
Location	GLA	($ Millions)	Opening *	Description
Boise (Nampa), Idaho	431,689	$25.3	2H 07	Community Center
Boston (Norwood), Massachusetts	56,343	4.1	2H 10	Community Center
Austin (Kyle), Texas **	443,092	16.5	2H 09	Community Center

Total	931,124	$45.9

*	2H = Second Half; either actual or anticipated

**	Consolidated 50% Joint Venture

In addition to these current projects, several of which will be developed in phases, the Company and its joint venture partners intend to commence construction on various other developments only after substantial tenant leasing has occurred and acceptable construction financing is available, including several international projects.
Wholly-Owned and Consolidated Joint Venture Redevelopments and Expansions:
The Company is currently expanding/redeveloping the following wholly-owned shopping center at a projected aggregate net cost of approximately $89.4 million. At December 31, 2009, approximately $78.2 million of costs had been incurred in relation to this project.

Property	Description
Miami (Plantation), Florida	Redevelop shopping center to include Kohl’s, Dick’s Sporting Goods and other retail tenants
Financings:
In the fourth quarter of 2009, the Company purchased approximately $142.5 million aggregate principal amount of its outstanding senior unsecured notes (primarily convertible unsecured notes) at a discount to par, resulting in a gross gain of approximately $7.9 million prior to the write off of unamortized deferred financing costs. This gain was reduced by approximately $3.9 million due to the adoption of the accounting standard, “Accounting for Convertible Debt That May Be Settled in Cash Upon Conversion,” on January 1, 2009 (“Convertible Debt Restatement”).
In November 2009, the Company closed the securitization of a $400 million, five-year loan that was originated in October 2009. The loan has a blended coupon interest rate of 4.225% and is secured by a pool of 28 assets. The triple-A rated portion of the certificates in the securitization constituted “eligible collateral” under the Term Asset-Backed Securities Loan Facility (“TALF”), provided by the Federal Reserve Bank of New York.
Equity Issuances:
The Company sold approximately 5.1 million of its common shares during the three-month period ended December 31, 2009 through its continuous equity program, generating gross proceeds of approximately $50.0 million. In January 2010, the Company sold approximately 5.0 million of its common shares through the continuous equity program generating gross proceeds of approximately $46.1 million. Substantially all net proceeds were used to repay debt.
In February 2010, the Company issued and sold 42.9 million of its common shares in an underwritten offering. Net proceeds from the sale of the common shares of approximately $338.1 million were utilized to repay debt.

Developers Diversified owns and manages approximately 665 retail operating and development properties in 44 states, Brazil, Canada and Puerto Rico. Totaling more than 147 million square feet, the Company’s shopping center portfolio features open-air, value-oriented neighborhood and community centers, mixed-use centers and lifestyle centers located in prime markets with stable populations and high-growth potential. Developers Diversified is the largest landlord in Puerto Rico and owns a premier portfolio of regional malls in and around Sao Paulo, Brazil. Developers Diversified is a self-administered and self-managed REIT operating as a fully integrated real estate company. Additional information about the Company is available on the Internet at www.ddr.com.
A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Kate Deck, Investor Relations Director, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or on our Web site, which is located at http://www.ddr.com.
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to sell assets on commercially reasonable terms; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for year ended December 31, 2009. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K as of December 31, 2008. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2009	2008 (F)	2009	2008 (F)
Revenues:
Minimum rents (A)	$138,056	$146,265	$543,911	$589,775
Percentage and overage rents (A)	3,490	4,002	8,061	8,950
Recoveries from tenants	44,794	45,127	179,181	189,650
Ancillary and other property income	7,502	6,182	23,103	21,760
Management, development and other fee income	14,489	15,588	57,684	62,890
Other (B)	1,189	1,359	7,367	8,743

	209,520	218,523	819,307	881,768

Expenses:
Operating and maintenance (C)	38,629	38,395	144,842	139,665
Real estate taxes	27,447	26,001	109,627	104,154
Impairment charges (D)	9,055	75,263	80,641	75,263
General and administrative (E)	20,896	20,275	79,003	81,882
Termination of equity award plan and change in control (E)	—	15,837	15,362	15,837
Depreciation and amortization	56,463	61,760	227,185	228,619

	152,490	237,531	656,660	645,420

Other income (expense):
Interest income	2,564	2,687	12,109	5,458
Interest expense (F)	(64,863)	(62,097)	(237,943)	(245,368)
Gain on repurchases of senior notes	2,690	10,255	145,050	10,455
Loss on equity derivative instruments (G)	(1,597)	—	(199,797)	—
Other expenses (H)	(19,925)	(20,792)	(29,412)	(28,251)

	(81,131)	(69,947)	(309,993)	(257,706)

Loss before equity in net loss of joint ventures, impairment of joint venture investments, gain on redemption of joint venture interests, tax benefit of taxable REIT subsidiaries and state franchise and income taxes, discontinued operations and gain on disposition of real estate, net of tax	(24,101)	(88,955)	(147,346)	(21,358)
Equity in net loss of joint ventures (I)	(749)	(4,205)	(9,733)	17,719
Impairment of joint venture investments (J)	(83,013)	(106,957)	(184,584)	(106,957)
Gain on redemption of joint venture interests (K)	23,471	—	23,865	—
Tax benefit of taxable REIT subsidiaries and state franchise and income taxes	1,202	2,383	691	17,501

Loss from continuing operations	(83,190)	(197,734)	(317,107)	(93,095)
(Loss) income from discontinued operations (L)	(4,465)	(3,916)	(95,647)	3,125

Loss before gain on disposition of real estate	(87,655)	(201,650)	(412,754)	(89,970)
Gain on disposition of real estate, net of tax (M)	905	594	9,127	6,962

Net loss	(86,750)	(201,056)	(403,627)	(83,008)
Loss attributable to non-controlling interests	7,186	17,053	47,034	11,078

Net loss attributable to DDR	$(79,564)	$(184,003)	$(356,593)	$(71,930)

Net loss applicable to common shareholders	$(90,131)	$(194,570)	$(398,862)	$(114,199)

Funds From Operations (“FFO”):
Net loss applicable to common shareholders	$(90,131)	$(194,570)	$(398,862)	$(114,199)
Depreciation and amortization of real estate investments	53,970	63,603	224,207	236,344
Equity in net loss (income) of joint ventures (I)	749	4,205	9,306	(17,719)
Joint ventures’ FFO (I)	11,113	7,433	43,665	68,355
Non-controlling interests (OP Units)	8	—	175	1,145
(Gain) loss on disposition of depreciable real estate	(3,718)	77	(23,123)	(4,244)

FFO applicable to common shareholders	(28,009)	(119,252)	(144,632)	169,682
Preferred dividends	10,567	10,567	42,269	42,269

FFO	$(17,442)	$(108,685)	$(102,363)	$211,951

Per share data:
Earnings per common share
Basic	$(0.46)	$(1.61)	$(2.51)	$(0.96)

Diluted	$(0.46)	$(1.61)	$(2.51)	$(0.96)

Dividends Declared	$0.02	$—	$0.44	$2.07

Funds From Operations — Basic (N)	$(0.14)	$(0.98)	$(0.90)	$1.40

Funds From Operations — Diluted (N)	$(0.14)	$(0.98)	$(0.90)	$1.40

Basic — average shares outstanding	196,399	121,019	158,816	119,843

Diluted — average shares outstanding	196,399	121,019	158,816	119,843

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except her share data)

(A)	Base and percentage rental revenues for the year ended December 31, 2009, as compared to the prior year, decreased $44.3 million primarily due to store closings related to five major tenant bankruptcies, which approximated $46.1 million, the most significant of which related to the assets formerly occupied by Mervyns, which is 50% owned by the Company through a consolidated joint venture. There was also a decrease in base and percentage rental revenue of $0.3 million related to the Company’s business centers. These decreases were partially offset by an increase of $2.1 million due to the three additional shopping centers acquired as a result of the redemption of the Company’s interest in the MDT US LLC joint venture. Also included in rental revenues for the years ended December 31, 2009 and 2008 is approximately $4.3 million and $8.0 million, respectively, of revenue resulting from the recognition of straight-line rents, including discontinued operations. The decrease in straight-line rents relates primarily to the Mervyns portfolio.

(B)	Other revenue for the three-month periods and years ended December 31, 2009 and 2008 was comprised of the following (in millions):

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2009	2008	2009	2008
Lease termination fees	$0.7	$0.8	$4.1	$5.8
Financing fees	0.2	0.1	1.1	2.0
Other miscellaneous	0.3	0.5	2.2	0.9

	$1.2	$1.4	$7.4	$8.7

(C)	Included in operating and maintenance, including discontinued operations, is the following:

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2009	2008	2009	2008
Bad debt expense	$5.4	$8.5	$16.1	$18.7
Ground rent expense (a)	1.3	1.1	4.8	4.2

(a)	Includes non-cash expense for each of the three-month periods ended December 31, 2009 and 2008 of approximately $0.5 million, and for the years ended December 31, 2009 and 2008, of approximately $1.9 million and $1.8 million, respectively, related to the straight-line of ground leases.
(D)	The Company recorded impairment charges during both the three-month period and year ended December 31, 2009 on consolidated assets that are either under contract or being marketed for sale, as the book basis of the assets was in excess of the estimated fair market value. Of this amount, $7.8 million and $68.7 million was recorded in the three months and year ended December 31, 2009, related to impairment charges on 14 assets formerly occupied by Mervyns, of which the Company’s proportionate share was $3.9 million and $33.6 million, respectively, after adjusting for the allocation of loss to the non-controlling interest in this consolidated joint venture. An additional $74.1 million in impairment charges were reported for the year ended December 31, 2009 as part of discontinued operations (see footnote L).

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except her share data)
(E)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the years ended December 31, 2009 and 2008, general and administrative expenses were approximately 5.4% and 5.2% of total revenues, respectively, including joint venture and managed property revenues. During the year ended December 31, 2009, the Company recorded $15.4 million of non-cash charges as a result of the change in control provisions included in the Company’s equity-based award plans triggered by the Otto Transaction. In addition, during the year ended December 31, 2008, the Company recorded a non-cash charge of approximately $15.8 million related to the termination of a supplemental equity award plan. Excluding these charges, general and administrative expenses were 4.5% and 4.3% of total revenues for the years ended December 31, 2009 and 2008, respectively.

(F)	In 2009, the Company adopted the standard, “Accounting for Convertible Debt That May be Settled in Cash Upon Conversion.” The adoption of this standard required the Company to restate its interest expense and record non-cash interest-related charges of $3.3 million and $13.1 million, net of capitalized interest, for the three-month period and year ended December 31, 2008, respectively. In addition, as a result of the adoption of this standard, the gain on repurchases of senior notes was reduced by $1.1 million for the three-month period and year ended December 31, 2008. The Company recorded non-cash interest expense of approximately $2.5 million and $12.2 million for the three-month period and year ended December 31, 2009, respectively, in accordance with this new accounting standard.

(G)	Represents the non-cash impact of the valuation adjustments for the equity derivative instruments issued as part of the Otto Transaction.

(H)	Other income (expenses) for the fourth quarter primarily related to the write off of costs related to abandoned development projects and other transactions of $4.0 million, debt extinguishment costs of $13.9 million and litigation-related expenditures of $2.1 million. Other expenses for the year ended December 31, 2009 also included a reserve associated with a mezzanine note receivable of $5.4 million and additional litigation-related expenditures offset by a $2.8 million gain on the sale of Macquarie DDR Trust units (“MDT units”). Other income (expense) in 2008 primarily related to abandoned development projects and other transactions of $13.6 million, a $5.4 million loan loss reserve associated with a note receivable as well as litigation costs related to a potential liability associated with a legal verdict.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except her share data)
(I)	The following is a summary of the combined operating results of the Company’s joint ventures. The results of the DDR Macquarie Fund are included below through October 20, 2009, the date that the Company’s interest in MDT US LLC was redeemed:

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2009	2008	2009	2008
Revenues from operations (a)	$190,444	$226,433	$852,710	$925,358

Operating expenses	74,076	80,904	328,080	322,103
Impairment charges (b)	389,412	—	389,412	—
Depreciation and amortization of real estate investments	55,528	64,667	242,384	236,748
Interest expense (c)	70,408	81,574	308,368	303,532

	589,424	227,145	1,268,244	862,383

(Loss) income from operations before tax expense and discontinued operations	(398,980)	(712)	(415,534)	62,975
Income tax expense	(2,948)	(3,485)	(10,013)	(15,479)
(Loss) income from discontinued operations, net of tax (d)	(74)	(2,652)	(31,140)	1,476
Income (loss) on disposition of discontinued operations, net of tax (e)	64	7,364	(19,448)	7,364
Gain (loss) on disposition of assets (f)	843	(18)	(25,973)	(67)
Other, net (g)	—	(47,791)	7,153	(31,318)

Net (loss) income	$(401,095)	$(47,294)	$(494,955)	$24,951

DDR ownership interests (h)	$(22,147)	$(5,482)	$(34,522)	$17,335

FFO from joint ventures are summarized as follows:

Net (loss) income	$(401,095)	$(47,294)	$(494,955)	$24,951
Gain on disposition of real estate, including discontinued operations	(843)	(7,364)	(843)	(7,350)
Depreciation and amortization of real estate investments	55,528	65,928	245,000	241,651

	$(346,410)	$11,270	$(250,798)	$259,252

DDR ownership interests (h)	$11,113	$7,433	$43,665	$68,355

DDR joint venture distributions received, net (i)	$7,963	$24,467	$31,455	$65,957

(a)	Revenues for the three-month periods ended December 31, 2009 and 2008 reflect an approximate $0.3 million reduction and $0.7 million increase, respectively, resulting from the recognition of straight-line rents, of which the Company’s proportionate share was minimal. Revenues for the years ended December 31, 2009 and 2008 included approximately $2.7 million and $6.3 million, respectively, resulting from the recognition of straight-line rents, of which the Company’s proportionate share was $0.2 million and $1.4 million, respectively. Excluding the impact of the redemption of the Company’s interest in MDT US LLC, revenues from operations for the year ended December 31, 2009, as compared to the prior year, decreased

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except her share data)
primarily due to store closings related to four major tenant bankruptcies, the impact of which approximated $24 million.

(b)	Impairment charges of $145.0 million and $25.9 million were recorded by the DDRTC Core Retail Fund LLC and DPG Realty Holdings LLC joint ventures, respectively, for both the three-month period and year ended December 31, 2009, related to a combined 22 shopping centers that were under contract to be sold as of December 31, 2009. The Company’s proportionate share of each charge was $0.9 million and $1.7 million, respectively, and was reduced by the impact of the other than temporary impairments recorded on these investments. In addition, Coventry II DDR Bloomfield LLC recorded an impairment charge of $218.5 million related to the development project that is currently suspended, of which the Company’s proportionate share of loss is included in the investment impairment recognized as disclosed in footnote (J).

(c)	Interest expense includes net non-cash charges related to ineffective derivative instruments at the DDR Macquarie Fund of $0.2 million and $6.6 million for the three-month period and year ended December 31, 2009 and $5.8 million and $6.4 million for the three-month period and year ended December 31, 2008, respectively.

(d)	Includes $33.9 million of impairment charges relating to three assets in the DDR Macquarie Fund joint venture that were sold in the third quarter of 2009. The Company’s proportionate share of these impairment losses aggregated $5.5 million, and was reduced by the impact of the other than temporary impairment recorded on this investment in the fourth quarter of 2008.

(e)	Loss on disposition of discontinued operations includes the sale of 13 properties by three separate unconsolidated joint ventures in 2009. These dispositions resulted in a loss of $19.4 million for the year ended December 31, 2009 and excludes the impact of the previously recognized impairments discussed in (d) above. The Company’s proportionate share of the loss on disposition for the year ended December 31, 2009 was $1.4 million and was reduced by the impact of previously recorded impairments on the respective unconsolidated joint ventures, as appropriate.

(f)	An unconsolidated joint venture disposed of a property in the first quarter of 2009, resulting in a loss of $26.7 million of which the Company’s proportionate share was $5.8 million.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except her share data)
(g)	Includes the effects of certain derivative instruments that are marked-to-market through earnings from the Company’s equity investment in Macquarie DDR Trust aggregating approximately $7.2 million of income through the Company’s ownership period in the MDT units for the year ended December 31, 2009 and $45.9 million and $29.4 million of loss for the three-month period and year ended December 31, 2008, respectively.

(h)	The Company’s share of joint venture equity in net loss was decreased by $21.4 million and $1.2 million for the three-month periods ended December 31, 2009 and 2008, respectively. The Company’s share of joint venture net loss was decreased by $24.8 million and the equity in net income was increased by $0.4 million for the years ended December 31, 2009 and 2008, respectively. These adjustments relate primarily to basis differences impacting amortization and depreciation, impairment charges and (loss) gain on dispositions.

At December 31, 2009 and 2008, the Company owned joint venture interests, excluding consolidated joint ventures, in 274 and 329 shopping center properties, respectively.

(i)	Distributions for 2009 include $2.5 million from a foreign investment that have yet to be expatriated to the United States.
(J)	The Company recorded $83.0 million and $184.6 million in impairment charges, for the three-month period and year ended December 31, 2009, as a result of the Company’s determination that certain of its unconsolidated joint venture investments suffered an “other than temporary impairment.” During the three months ended December 31, 2009, these charges primarily related to the Company’s investments in the Coventry II joint ventures and the establishment of a full reserve on a note advanced to that joint venture ($78.3 million). During the year ended December 31, 2009, the Company recorded aggregate charges relating to its interest in the Coventry II joint ventures ($119.3 million), DDRTC Core Retail Fund LLC ($55.0 million), DDR-SAU Retail Fund LLC ($6.2 million) and DPG Realty Holdings LLC ($3.6 million) and Central Park Solon LLC ($0.5 million).

(K)	In October 2009, the Company’s approximate 14.5% interest in the MDT US LLC joint venture was redeemed in exchange for a 100% interest in three shopping center assets and a cash payment of $1.6 million. The Company accounted for this transaction as a step acquisition and as a result recognized a $23.5 million gain.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except her share data)
(L)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-Month Period Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Revenues from operations	$761	$13,964	$24,002	$61,885

Operating expenses	421	3,540	7,279	17,356
Impairment charges	—	4,601	74,077	4,601
Interest, net	624	3,204	7,484	14,218
Depreciation and amortization of real estate investments	120	3,535	6,782	17,755

Total expenses	1,165	14,880	95,622	53,930

(Loss) income before loss on disposition of real estate	(404)	(916)	(71,620)	7,955
Loss on disposition of real estate, net	(4,061)	(3,000)	(24,027)	(4,830)

Net (loss) income	$(4,465)	$(3,916)	$(95,647)	$3,125

(M)	Includes $2.3 million in loss, net of tax, relating to the sale of land parcels.

(N)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the assumed conversion of approximately 0.4 million Operating Partnership Units (“OP Units”) outstanding at December 31, 2009 and 2008, into 0.4 million common shares for the three-month periods ended December 31, 2009 and 2008, on a weighted-average basis, and 0.4 million common shares and 0.6 million common shares for the year ended December 31, 2009 and 2008, respectively, on a weighted-average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO were approximately 198.3 million and 121.5 million for the three-month periods ended December 31, 2009 and 2008, respectively, and 160.1 million and 121.0 million for the years ended December 31, 2009 and 2008, respectively. For purposes of calculating operating FFO, the weighted average diluted shares and OP Units were 203.5 million and 121.5 million for the three-month periods ended December 31, 2009 and 2008, respectively, and 163.2 million and 121.0 million for the year ended December 31, 2009 and 2008, respectively, which include common stock equivalents relating to equity awards and warrants, which are otherwise anti-dilutive in a net loss position.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data (A):

	December 31, 2009	December 31, 2008 (B)
Assets:
Real estate and rental property:
Land	$1,971,782	$2,073,947
Buildings	5,694,659	5,890,332
Fixtures and tenant improvements	287,143	262,809

	7,953,584	8,227,088
Less: Accumulated depreciation	(1,332,534)	(1,208,903)

	6,621,050	7,018,185
Construction in progress and land held for development	858,900	882,478
Assets held for sale	10,453	—

Real estate, net	7,490,403	7,900,663
Investments in and advances to joint ventures	420,541	583,767
Cash	26,172	29,494
Restricted cash (C)	95,673	111,792
Notes receivable	74,997	75,781
Receivables, including straight-line rent, net	146,809	164,356
Other assets, net	172,011	154,369

	$8,426,606	$9,020,222

Liabilities:
Indebtedness:
Revolving credit facilities	$775,028	$1,027,183
Unsecured debt	1,689,841	2,402,032
Mortgage and other secured debt	2,713,794	2,437,440

	5,178,663	5,866,655
Dividends payable	10,985	6,967
Other liabilities (D)	283,995	281,179

	5,473,643	6,154,801
Redeemable operating partnership units	627	627
Equity	2,952,336	2,864,794

	$8,426,606	$9,020,222

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

(A)	Amounts include the consolidation of a 50% owned joint venture, DDR MDT MV LLC (“MV LLC”), that owns 31 sites formerly occupied by Mervyns at December 31, 2009, which includes the following (in millions):

	December 31, 2009	December 31, 2008

Real estate, net	$218.7	$325.1
Restricted cash	50.5	64.8
Mortgage debt	225.4	258.5
Non-controlling interests	22.4	70.2
(B)	The December 31, 2008 selected balance sheet data was revised to reflect the adoption of two accounting standards in the first quarter of 2009.
•	In connection with the Convertible Debt Restatement, the Company increased real estate assets by $2.9 million and equity by $52.6 million and decreased unsecured debt by $50.7 million and deferred charges by $1.0 million.

•	The Company adopted the provisions of the standard, “Non-controlling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51,” which impacted the accounting for transactions with non-controlling shareholders. The Company no longer has a line item in its balance sheet referred to as Minority Interests. Equity at December 31, 2008 has been revised to include $120.1 million attributable to non-controlling interests. Equity at December 31, 2009 includes $89.8 million attributable to non-controlling interests.
(C)	Included in restricted cash are amounts held by MV LLC as noted above. The MV LLC restricted cash is comprised of proceeds received from the seller of the Mervyns portfolio relating to Mervyn’s bankruptcy filing in the third quarter 2008, a capital contribution by the members of MV LLC, and proceeds related to a security deposit letter of credit, net of debt service payments, all of which are required to be held in escrow by the lender. Also included in restricted cash is $45.2 million and $47.0 million at December 31, 2009 and December 31, 2008, respectively, relating to the terms of a bond issue for one of the Company’s projects in Mississippi.

(D)	Includes a $56.1 million non-cash liability relating to the warrants issued in connection with the Otto Transaction as of December 31, 2009. The liability will be reclassified into equity upon ultimate exercise or expiration of the warrants.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data (continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	December 31, 2009 (a)	December 31, 2008

Land	$1,782,431	$2,378,033
Buildings	5,207,234	6,353,985
Fixtures and tenant improvements	146,716	131,622

	7,136,381	8,863,640
Less: Accumulated depreciation	(636,897)	(606,530)

	6,499,484	8,257,110
Construction in progress	130,410	412,357

Real estate, net	6,629,894	8,669,467
Receivables, including straight-line rent, net	113,630	136,410
Leasehold interests	11,455	12,615
Other assets	342,192	315,591

	$7,097,171	$9,134,083

Mortgage debt (b)	$4,547,711	$5,776,897
Notes and accrued interest payable to DDR	73,477	64,967
Other liabilities	194,065	237,363

	4,815,253	6,079,227
Accumulated equity	2,281,918	3,054,856

	$7,097,171	$9,134,083

(a)	Decreases in real estate assets and mortgage debt from 2008 to 2009 of $2,009.2 million and $1,229.2 million, respectively, are as a result of $1,759.2 million and $1,150.7 million, respectively, relating to the redemption of the Company’s interest in the MDT US LLC joint venture and its liquidation of the MDT units.

(b)	The Company’s proportionate share of joint venture debt aggregated approximately $917.0 million and $1,216.1 million at December 31, 2009 and 2008, respectively. The 2009 amount reflects a decrease of $291.9 million due to the redemption of DDR’s interest in the MDT US LLC joint venture and its liquidation of the MDT units.

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Year Ended December 31,
	2009		2008(1)		2007(1)		2006(1)	2005
FUNDS FROM OPERATIONS:
Net (Loss) Income Applicable to Common Shareholders	($398,862)	(6)	($114,199)	(9)	$214,008	(11)	$196,789	$227,474
Depreciation and Amortization of Real Estate Investments	$224,207		$236,344		$214,396		$185,449	$169,117
Equity in Net Loss (Income) From Joint Ventures	$9,306		($17,719)		($43,229)		($30,337)	($34,873)
Joint Venture Funds From Operations	$43,665		$68,355		$84,423		$44,473	$49,302
Non-Controlling Interests (OP Units)	$175		$1,145		$2,275		$2,116	$2,916
Gain on Disposition of Real Estate	($23,123)		($4,244)		($17,956)		($21,987)	($58,834)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	($144,632)		$169,682		$453,918		$376,504	$355,102
PREFERRED DIVIDENDS	$42,269		$42,269		$50,934	(11)	$55,169	$55,169

FUNDS FROM OPERATIONS	($102,363)		$211,951		$504,852		$431,673	$410,271

PER SHARE INFORMATION:
Funds From Operations — Diluted	($0.90)	(6)	$1.40	(9)	$3.70		$3.40	$3.21
Net (Loss) Income — Diluted	($2.51)		($0.96)		$1.75		$1.79	$2.08
Dividends	$0.44		$2.07		$2.64		$2.36	$2.16

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS — FFO	160,130		121,030		122,716		110,826	110,700

DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	54.51%		58.81%		56.92%		54.36%	52.67%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	5.41	%(7)	5.17	%(10)	4.53	%(12)	4.80%	4.55%

REVENUES:
DDR Revenues	$843,309		$943,653		$973,690		$824,725	$748,571
Joint Venture & Managed Revenues	$901,960		$946,340		$818,029		$438,885	$438,103

TOTAL REVENUES (2)	$1,745,269		$1,889,993		$1,791,719		$1,263,610	$1,186,675

NET OPERATING INCOME:
DDR Net Operating Income	$581,611		$682,566		$723,196		$615,007	$555,291
Joint Venture Net Operating Income	$532,345		$617,465		$544,732		$288,699	$280,617

TOTAL NET OPERATING INCOME (3)(4)	$1,113,956		$1,300,031		$1,267,928		$903,706	$835,907

REAL ESTATE AT COST:
DDR Real Estate at Cost	$8,823,720		$9,109,566		$8,984,738		$7,450,693	$7,029,337
Joint Venture Real Estate at Cost	$7,266,791	(8)	$9,275,997		$8,945,738		$3,939,707	$3,470,112

TOTAL REAL ESTATE AT COST (5)	$16,090,510		$18,385,564		$17,930,476		$11,390,400	$10,499,449

(1)	Reflects the impact of the Company’s retrospective adoption of the accounting standard “Accounting for Convertible Debt That May be Settled in Cash Upon Conversion.”

(2)	Includes all revenues from discontinued operations as well as joint venture and managed revenues.

(3)	Includes activities from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at December 31, 2009 of $989.3 million (includes $130.4 million of CIP of joint ventures, of which $37.6 million represents the Company’s proportionate share), and at December 31, 2008, 2007, 2006, 2005, CIP aggregated $1,294.8 million, $873.4 million, $611.2 million and $386.2 million, respectively.

(6)	Includes non-operating, primarily non-cash, charges aggregating $442.8 million primarily related to impairments of consolidated investments net of non-controlling interests, a non-cash change in control charge, loss on equity derivative instruments, loan loss reserves, DDR’s proportionate share of joint venture loss on sale of assets and impairments and consolidated loss on sales of assets offset by the gains on repurchases of debt and the gain on redemption of joint venture interests for the year ended December 31, 2009. Excluding these items, operating FFO was $1.83 per diluted share.

(7)	Includes $15.4 million relating to a non-cash change in control charge. Excluding this charge, general and administrative expenses were approximately 4.5% of total revenues.

(8)	Includes the impact of the redemption of the Company’s interest in the MDT US LLC joint venture which reduced the joint venture real estate at cost by $1.6 billion. DDR’s consolidated real estate at cost increased by $113.3 million related to the three assets transferred to the Company in connection with the redemption.

(9)	Includes non-operating, primarily non-cash, charges aggregating $217.8 million primarily related to impairments of consolidated investments net of non-controlling interests, loan loss reserves, DDR’s proportionate share of joint venture loss on sale of assets and impairments and consolidated loss on sales of assets offset by the gains on repurchases of debt. Excluding these items, operating FFO was $3.20 per diluted share.

(10)	Includes $15.8 million for a non-cash charge relating to the termination of an equity award plan. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenues.

(11)	Amounts include original issuance costs associated with the redemption of preferred stock of $5.4 million for the year ended December 31, 2007.

(12)	Includes the former president’s resignation as an executive officer of the Company charge of $4.1 million. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenues.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

MARKET CAPITALIZATION & FINANCIAL RATIOS
(In Thousands Except Ratios)

	Year Ended December 31,
	2009		2008	2007	2006	2005

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	54.51%		58.81%	56.92%	54.36%	52.67%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	57.45%		62.20%	61.01%	57.20%	55.44%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$226,016		$241,125	$261,002	$215,438	$184,281
FFO Before Interest and Preferred Dividends (1)	$578,691		$683,928	$776,958	$648,416	$594,551

	2.56		2.84	2.98	3.01	3.23
DEBT SERVICE COVERAGE RATIO:
Debt Service (1)	$249,189		$268,222	$291,585	$247,464	$217,434
FFO Before Interest and Preferred Dividends (1)	$578,691		$683,928	$776,958	$648,416	$594,551

	2.32		2.55	2.66	2.62	2.73
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO:
Fixed Charges (1)	$291,458		$310,491	$337,114	$302,632	$272,603
FFO Before Interest and Preferred Dividends (1)	$578,691		$683,928	$776,958	$648,416	$594,551

	1.99		2.20	2.30	2.14	2.18
DIVIDEND PAYOUT RATIO:
Common Share Dividends and Operating Partnership Interests	$64,735	(2)	$249,757	$327,183	$260,069	$237,856
FFO less preferred dividends, exclusive of non-cash charge associated with preferred stock redemption	$443,219		$397,931	$459,322	$376,504	$355,102

	14.6	%(2)	62.8%	71.2%	69.1%	67.0%

(1)	See page 2.2.b for detailed calculation.

(2)	Includes issuance of common shares with an aggregate value of $50.8 million. Cash payout was 0.02 per quarter, resulting in an actual cash payout ratio of 3.1% in 2009.
Market Capitalization and Financial Ratios 2.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

MARKET CAPITALIZATION & FINANCIAL RATIOS CONTINUED
(In Thousands)

	Year Ended December 31,
	2009	2008	2007	2006	2005
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,823,720	$9,109,566	$8,984,738	$7,450,693	$7,029,337
Undepreciated Real Estate Intangible Assets	$59,418	$64,711	$72,443	$27,408	$26,345
Cash and Cash Equivalents, including restricted cash	$121,845	$141,286	$108,505	$28,378	$30,655
Notes Receivable	$74,997	$75,781	$18,557	$18,161	$24,996
Investments in and Advances to Joint Ventures	$420,541 (1)	$583,767	$638,111	$291,685	$275,136

	$9,500,521	$9,975,111	$9,822,354	$7,816,325	$7,386,469

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,823,720	$9,109,566	$8,984,738	$7,450,693	$7,029,337
Undepreciated Real Estate Intangible Assets	$59,418	$64,711	$72,443	$27,408	$26,345
Cash and Cash Equivalents	$121,845	$141,286	$108,505	$28,378	$30,655
Notes Receivable or Proportionate Share Thereof	$76,504	$141,311	$19,487	$35,443	$116,212
Proportionate Share of JV Undepreciated Real Estate Assets	$1,529,102	$1,930,001	$1,673,987	$804,738	$736,109

	$10,610,589	$11,386,876	$10,859,160	$8,346,659	$7,938,658

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	($144,632)	$169,682	$453,917	$376,504	$355,102
Impairments and Other Non-Cash Adjustments	$587,851 (2)	$228,249 (4)	$0	$0	$0
Adjustment for Impact of Gains on Early Extinguishment of Debt	($145,050)	($10,455)	$0	$0	$0
Interest Expense	$245,029	$259,617	$279,630	$224,172	$186,196
Adjustment to Interest Expense for Consolidated Joint Ventures	($6,776)	($5,434)	($7,524)	($7,429)	($1,915)
Preferred Dividends, Including Preferred Operating Partnership Interests & Non-Cash Dividends	$42,269	$42,269	$50,934	$55,169	$55,169

	$578,691	$683,928	$776,958	$648,416	$594,551

DEBT SERVICE
Interest Expense	$245,029	$259,617	$279,630	$224,172	$186,196
Adjustment to Interest Expense for Consolidated Joint Ventures	($6,776)	($5,434)	($7,524)	($7,429)	($1,915)
Non-cash adjustment to Interest Expense due to Adoption of Accounting Standard for Convertible Debt	($12,238) (3)	($13,057) (3)	($11,104) (3)	($1,305) (3)	$0
Recurring Principal Amortization	$23,174	$27,096	$30,583	$32,026	$33,154

	$249,189	$268,222	$291,585	$247,464	$217,434

FIXED CHARGES
Debt Service	$249,189	$268,222	$291,585	$247,464	$217,434
Preferred Dividends, Including Preferred Operating Partnership Interests and excluding Non-Cash	$42,269	$42,269	$45,529	$55,169	$55,169

Dividends Relating to Preferred Stock Redemption	$291,458	$310,491	$337,114	$302,632	$272,603

(1)	Includes the impact of the redemption of the Company’s interest in the MDT US LLC joint venture in October 2009 which reduced the Company’s investment by $23.7 million as well as aggregate joint venture impairment charges of $184.6 million.

(2)	Adjusted to eliminate net charges related to loss on equity derivative instruments related to Otto investment ($199.8 million), impairment charges on consolidated and equity method investments net of non-controlling interests ($230.0 million), impairment charges on consolidated investments and loss on sales included in discontinued operations ($117.6 million), change in control charge ($15.4 million), impairment charges and losses on asset sales of equity method investments ($19.0 million) and other expenses ($30.0 million) offset by the gain on redemption of joint venture interests ($23.9 million).

(3)	Adjusted to eliminate the impact of the change in accounting for convertible debt pursuant to the retrospective adoption of ASC 470-20.

(4)	Adjusted to eliminate net charges related to impairment charges on consolidated and equity method investments net of non-controlling interests ($163.5 million), impairment charges on consolidated investments and loss on sales included in discontinued operations ($15.3 million), termination of equity award plan ($15.8 million) and other expenses ($33.7 million).
Market Capitalization and Financial Ratios 2.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Total Market Capitalization as of December 31, 2009 (In Millions) (1) (2) (3)
Total Market Capitalization as of December 31, 2009 (In Millions) (1) (2) (3)

	At December 31, 2009		At December 31, 2008
		Percentage		Percentage
	Amount	of Total	Amount	of Total

Common Shares Equity	$1,870.9	25%	$629.7	9%
Perpetual Preferred Stock	$555.0	7%	$555.0	8%
Senior Convertible Notes	$410.7	5%	$782.3	11%
Fixed-Rate Unsecured Debt	$1,279.2	17%	$1,619.7	23%
Mortgage Debt	$1,722.2	23%	$1,482.7	21%
Variable-Rate Revolving Credit and Term Debt	$1,175.0	15%	$1,227.2	17%
Fixed-Rate Revolving Credit and Term Debt	$400.0	5%	$600.0	9%
Construction Financing	$191.6	3%	$154.8	2%

Total	$7,604.6	100%	$7,051.4	100%

Debt to Market Capitalization		68.1%		83.2%

Notes:

1.	Market value ($9.26 per share as of December 31, 2009 and $4.88 per share as of December 31, 2008) includes common shares outstanding (201.6 million as of December 31, 2009 and 128.6 million as of December 31, 2008) and operating partnership units equivalent to approximately 0.4 million of the Company’s common shares in each year.

2.	Does not include proportionate share of unconsolidated joint venture debt aggregating $917.0 million and $1,216.1 million at December 31, 2009 and December 31, 2008, respectively.

3.	Consolidated debt includes 100% of consolidated joint venture debt, comprised primarily of debt associated with a joint venture with Macquarie DDR Trust, of which the joint venture partners’ share is $142.3 million and $130.1 million at December 31, 2009 and December 31, 2008, respectively.
Market Capitalization Summary 2.3

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Debt to EBITDA calculation

	Year ended	Quarter ended
	December 31,	December 31,	September 30,
	2009	2009	2009
Debt/EBITDA — consolidated
EBITDA:
Net loss attributable to DDR	$(356,593)	$(79,564)	$(137,846)

Adjustments:
Impairment charges	80,641	9,055	2,653
Non-cash change in control charge (in G&A)	15,362	—	4,871
Depreciation and amortization	227,185	56,463	53,621
Depreciation attributable to non-controlling interests	(2,592)	(577)	(546)
Interest expense	237,943	64,863	57,268
Interest expense attributable to non-controlling interests	(6,401)	(1,987)	(1,588)
Gain on redemption of joint venture interests	(23,865)	(23,471)	—
Loss on equity derivative instruments	199,797	1,597	118,174
Other expenses (income), net	29,412	19,925	(2,153)
Equity in net loss of joint ventures	9,733	749	183
Impairment of joint venture investments	184,584	83,013	61,200
Gain on repurchases of senior notes	(145,050)	(2,690)	(23,881)
Income tax (benefit) expense	(691)	(1,202)	639
EBITDA adjustments from discontinued operations (1)	112,370	4,805	(3,576)
Gain on disposition of real estate, net	(9,127)	(905)	(7,128)
Impairment charges applicable to non-controlling interests	(35,248)	(3,875)	—

EBITDA before JVs	517,460	126,199	121,891
Pro rata share of JV FFO	43,665	11,113	13,584
Pro rata share of JV impairments, loss on disposition and derivative gains/losses	19,025	2,609	712

EBITDA Consolidated	$580,150	$139,921	$136,187
EBITDA Consolidated — annualized		$559,684	$544,748

Consolidated indebtedness	$5,178,663	$5,178,663	$5,165,087
Non-controlling interests’ share of consolidated debt	(142,315)	(142,315)	(148,138)

Adjusted consolidated indebtedness	$5,036,348	$5,036,348	$5,016,949

Gross Debt/EBITDA — consolidated	8.68	9.00	9.21

Ratio reflects Company’s consolidated EBITDA and pro rata share of JV FFO. The JV FFO, which is net of interest expense, reflects the earnings available to the Company to service consolidated debt. In addition, the JV debt is generally non-recourse to the Company.

Debt/EBITDA — pro rata

EBITDA before JVs	$517,460	$126,199	$121,891
Pro rata share of JV EBITDA	125,845	29,838	31,937

EBITDA including pro rata share of JVs	$643,305	$156,037	$153,828
EBITDA including pro rata share of JVs — annualized		$624,148	$615,312

Adjusted consolidated indebtedness	$5,036,348	$5,036,348	$5,016,949
Pro rata share of JV debt	917,025	917,025	1,076,660

Total pro rata indebtedness	$5,953,373	$5,953,373	$6,093,609

Gross Debt/EBITDA — pro rata	9.25	9.54	9.90

Ratio includes Company’s pro rata share of JV EBITDA and the Company’s pro rata share of JV debt outstanding.

Notes:
(1) Discontinued operations includes the following EBITDA adjustments:
Impairment charges	$74,077	$—	$—
Interest expense, net	7,484	624	328
Depreciation and amortization	6,782	120	544
Loss (gain) on disposition of real estate, net	24,027	4,061	(4,448)

EBITDA adjustments from discontinued operations	$112,370	$4,805	$(3,576)

Debt to EBITDA Calculation 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provisions of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	15 to 31 years
Furniture/Fixtures and Tenant Improvements	Useful lives, which approximate lease terms, where applicable
Significant Accounting Policies 2.5.a

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the years ended December 31, 2009, 2008, 2007, 2006 and 2005, the Company capitalized interest of $21.8 million, $41.1 million, $28.8 million, $20.1 million and $12.5 million, respectively, as adjusted for the retrospective adoption of the accounting standard, “Accounting for Convertible Debt That May be Settled in Cash Upon Conversion.”

•	In addition, the Company capitalized certain construction administration costs of $10.9 million for the year ended December 31, 2009 and $13.9 million, $10.9 million, $10.1 million and $6.2 million for the years ended December 31, 2008, 2007, 2006, and 2005, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.5.b

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Other Real Estate Information
Total Capital Expenditures
•	The Company (wholly owned assets) currently estimates total annual leasing capital expenditures to be approximately $40 million ($0.78 psf of owned GLA) in 2010. This includes costs associated with anchor store re-tenanting related to major tenant bankruptcies.
Undeveloped Land
•	Included in land is undeveloped real estate, comprised primarily of outlots or expansion pads adjacent to the shopping centers owned by the Company. Land held for development is included in the Company’s CIP amount.
Non-Income Producing Assets
•	The Company currently estimates the undepreciated cost of its non-income producing real estate assets and furniture, fixtures and equipment, excluding Mervyns, to be approximately $175 million at December 31, 2009.
Other Real Estate Information 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Year Ended
	December 31,
	2009		2008

Total Revenues — DDR	$819,307		$881,768
Total Revenues — Combined Joint Ventures	852,710	(a)	925,358
Operating and Maintenance — DDR	(144,842)		(139,665)
Real Estate Taxes — DDR	(109,627)		(104,154)
Operating and Maintenance and Real Estate Taxes- Combined Joint Ventures	(328,080)	(a)	(322,103)

Combined NOI	$1,089,468		$1,241,204

Total Same Store NOI	$904,321	(a)	$938,430	(3.6%)
Property NOI from other operating segments	185,147		302,774

Combined NOI	$1,089,468		$1,241,204

(a)	The actual combined joint venture results for the year ended December 31, 2009 include the activity of the MDT US LLC joint venture through the redemption date of October 20, 2009. However, for purposes of calculating Same Store NOI, the results for the assets within the MDT US LLC joint venture not retained by the Company were excluded from both 2009 and 2008.
Reconciliation of Supplemental Non-GAAP Financial Measures 2.7.a

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008

FUNDS FROM OPERATIONS:
Net Loss Applicable to Common Shareholders	$(90,131)	$(194,570)	$(398,862)	$(114,199)
Depreciation and Amortization of Real Estate Investments	53,970	63,603	224,207	236,344
Equity in Net Loss (Income) From Joint Ventures	749	4,205	9,306	(17,719)
Joint Venture Funds From Operations	11,113	7,433	43,665	68,355
Non-Controlling Interests (OP Units)	8	—	175	1,145
(Gain) Loss on Sales of Real Estate	(3,718)	77	(23,123)	(4,244)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$(28,009)	$(119,252)	$(144,632)	$169,682

Preferred Dividend Charges	10,567	10,567	42,269	42,269

FUNDS FROM OPERATIONS	$(17,442)	$(108,685)	$(102,363)	$211,951

ADDITIONAL NON-CASH DISCLOSURES:
Below Market Rent Amortization	$(92)	$(229)	$(537)	$(943)
Pro Rata Share of JV Below Market Rent Amortization	(3)	(41)	(95)	(51)

Debt Premium Amortization Income	$(794)	(916)	$(3,542)	$(4,620)
Pro Rata Share of JV Debt Premium Amortization Expense	(9)	7	32	23

Convertible Debt Accretion	$2,450	$3,814	$12,238	$15,256
Reconciliation of Supplemental Non-GAAP Financial Measures 2.7.b

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008	Income Statement Caption

Transactional Income Included in FFO
Consolidated
Gains on Dispostions, Net of Tax	$27	$46	$529	$404	Gain on Disposition of Real Estate, Net of Tax
Loss on Sales from Discontinued Operations	(4,401)	(2,892)	(43,356)	(8,720)	Loss on Disposition of Discontinued Operations
Land Sale (Loss) Gain	(2,500)	517	4,804	6,204	(Loss) Gain on Disposition of Real Estate

	$(6,874)	$(2,329)	$(38,023)	$(2,112)

Transactional Income NOT Included in FFO
Consolidated
Gains on Dispostions, Net of Tax	$3,378	$31	$3,794	$354	Gain on Disposition of Real Estate, Net of Tax
Gain (loss) on Sales from Discontinued Operations	340	(108)	19,329	3,890	Gain (loss) on Disposition of Discontinued Operations

	$3,718	$(77)	$23,123	$4,244	FFO Reconciliation

Gain on Disposition of Real Estate, net of tax
Gains on Dispostions, Net of Tax	$27	$46	$529	$404
Land Sale (Loss) Gain	(2,500)	517	4,804	6,204
Gains on Dispostions, Net of Tax	3,378	31	3,794	354

	$905	$594	$9,127	$6,962	Consolidated Income Statement

Loss on Disposition of Real Estate From Discontinued Operations, net
Loss on Sales from Discontinued Operations	$(4,061)	$(3,000)	$(24,027)	$(4,830)	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.7.c

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008	Income Statement Caption

Transactional Income Included in FFO
Joint Ventures
Loss on Sales from Discontinued Operations	$64	$—	$(19,448)	$—	Loss on Disposition of Discontinued Operations, net of tax
Land Sale Gains and Loss on Disposition of Real Estate	—	(18)	(26,816)	(53)	Loss on Disposition of Assets

	$64	$(18)	$(46,264)	$(53)

DDR’s Proportionate Share	$—	$(5)	$(1,429)	$(12)

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$7,364	$—	$7,364	Gain (Loss) on Disposition of Discontinued Operations, net of tax
Gain (Loss) on Sales	843	—	843	(14)	Loss on Disposition of Assets

	$843	$7,364	$843	$7,350

DDR’s Proportionate Share (a)	$177	$(2)	$(5,186)	$(5)

Gain on Sales of Real Estate, Net of Tax
Land Sale Gains and Loss on Disposition of Real Estate	$—	$(18)	$(26,816)	$(53)
Gain (Loss) on Sales	843	—	843	(14)

	$843	$(18)	$(25,973)	$(67)	Loss on Disposition of Assets

Gain on Sales of Real Estate From Discontinued Operations
Loss on Sales from Discontinued Operations included in FFO	$64	$—	$(19,448)	$—
Gain on Sales from Discontinued Operations NOT included in FFO	—	7,364	—	7,364

	$64	$7,364	$(19,448)	$7,364	Loss on Disposition of Discontinued Operations, net of tax

(a)	Included in loss of disposition of assets for the year ended December 31, 2009 is the Company’s transfer of its interest in a Coventry II Fund asset (Ward Parkway).
Reconciliation of Supplemental Non-GAAP Financial Measures 2.7.d

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Activity
Non-Cash Expense — Equity Derivative Instruments
(In millions except share and per share amounts)
(Unaudited)
Description
The following instruments were approved for issuance on April 9, 2009 upon approval by the Company’s shareholders of the Stock Purchase Agreement dated February 23, 2009 between Mr. Alexander Otto and the Company. These equity instruments are/were required to be marked-to-market through earnings pursuant to the provisions of ASC 815-40-15 due to certain downward price protection provisions in the agreement.

	Shares	Contract Price	Term	Settlement
Forward — Tranche I	15,000,000	$3.50	n/a	11-May-09
Forward — Tranche II	15,000,000	$4.00	n/a	18-Sep-09
Warrants — Tranche I	5,000,000	$6.00	May-14	n/a
Warrants — Tranche II	5,000,000	$6.00	Sep-14	n/a
Note: The number of shares and/or contract prices are subject to certain adjustments as a result of stock dividends and/or future issuances (if any) of our common stock at amounts below a defined price as described in the Stock Purchase Agreement.
Instrument Valuation

											Most Recent
	Market Value As of — Asset / (Liability) — 2009										Quarterly Change
	April 9th		May 11th		June 30th	September 18th		September 30th	December 31st		Expense/(Income)
Forward — Tranche I	$2.4	(a)	$(35.6	)(b)	n/a	n/a		n/a	n/a		$—
Forward — Tranche II	10.0	(a)	n/a		(21.7)	(104.9	)(c)	n/a	n/a		—
Warrants — Tranche I	(4.5)		n/a		(9.6)	n/a		(27.0)	(27.8)		0.8
Warrants — Tranche II	(4.7)		n/a		(9.9)	n/a		(27.5)	(28.3)		0.8

	$3.2		$(35.6)		$(41.2)	$(104.9)		$(54.5)	(56.1	)(d)	$1.6

Closing value of Company’s common shares — As of:	$3.12		$5.48		$4.88	$9.82		$9.24	$9.26
Increase in share price since April 9, 2009:			$2.36		$1.76	$6.70		$6.12	$6.14
Non-Cash Expense

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008

Forward — Tranche I	$—	$—	$38.0	$—
Forward — Tranche II	—	—	114.9	—
Warrants — Tranche I	0.8	—	23.3	—
Warrants — Tranche II	0.8	—	23.6	—

TOTAL	$1.6	$—	$199.8	$—

(a)	Initial valuation due to the closing trading value of the Company’s stock of $3.12 on April 9, 2009 which was less than the respective instrument contract price (including the impact of the first quarter declared stock dividends).

(b)	Upon settlement of the Forward-Tranche I (“Tranche I”) on May 11, 2009 (the “Settlement Date”), the Company received cash proceeds of $52.5 and issued approximately 16.1 million of its common shares. Based upon the change in market value of Tranche I from the original valuation date of April 9th as compared to the Settlement Date, the Company recognized an expense of approximately $38.0. The change in market value of Tranche I was derived predominantly from an increase in the closing trading price of our common stock of $2.36 per share since the initial valuation date.

(c)	Upon settlement of the Forward-Tranche II (“Tranche II”) on September 18, 2009 (the “Settlement II Date”), the Company received cash proceeds of $60.0 and issued approximately 16.8 million of its common shares. Based upon the change in market value of Tranche II from the original valuation date of April 9th as compared to the Settlement II Date, the Company recognized an expense of $114.9.

(d)	Represents a non-cash obligation classified in other liabilities in the condensed consolidated balance sheet that will be reclassified into equity upon ultimate exercise or expiration.
Non-Cash Expense — Equity Derivative Instruments 2.8

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Joint Venture Investment Summary
(in millions)
as of December 31, 2009

			DDR Ownership	Consolidated	Number of				Promoted Interest
	Legal Name	Partner(s)%		(Yes/No)	Properties		Gross Book Value	Debt	(Yes/No)
1	DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006, LLC (TIAA) (85%)	15.0%	No	66		$2,815.1	$1,718.4	Yes
2	DDR Domestic Retail Fund I	DDR Domestic Retail Fund I (80%)	20.0%	No	63		$1,464.1	$967.0	Yes
3	Investments with Macquarie (Management LLC and MDT PS LLC)	Macquarie Bank Ltd (MBL) / Macquarie DDR Trust (MDT)	Various	No	6		$121.8	$86.0	Yes
4	DDR MDT MV LLC (Mervyns) (A)	Macquarie DDR Trust (MDT) (50%)	50.0%	Yes	31		$244.4	$225.4	Yes
5	Coventry II DDR Bloomfield LLC	Coventry II Fund (80%)	20.0%	No	1	(B)	$4.7	$39.2	Yes
6	Coventry II DDR Buena Park LLC	Coventry II Fund (80%)	20.0%	No	1		$106.8	$61.0	Yes
7	Coventry II DDR Fairplain LLC	Coventry II Fund (80%)	20.0%	No	1		$32.4	$16.0	Yes
8	Coventry II DDR Marley Creek LLC	Coventry II Fund (80%)	20.0%	No	1		$13.4	$10.8	Yes
9	Coventry II DDR Montgomery Farm LLC	Coventry II Fund (80%)	20.0%	No	1		$177.1	$134.0	Yes
10	Coventry II DDR Phoenix Spectrum LLC	Coventry II Fund (80%)	20.0%	No	1		$89.9	$46.0	Yes
11	Coventry II DDR SM LLC	Coventry II Fund (80%)	20.0%	No	42		$131.7	$104.9	Yes
12	Coventry II DDR Totem Lake LLC	Coventry II Fund (80%)	20.0%	No	1		$42.1	$29.5	Yes
13	Coventry II DDR Tri County LLC	Coventry II Fund (80%)	20.0%	No	1		$231.1	$164.4	Yes
14	Coventry II DDR Westover LLC	Coventry II Fund (80%)	20.0%	No	1		$29.8	$20.8	Yes
15	RVIP IIIB LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$91.5	$60.0	Yes
16	RVIP VII LLC	Prudential Real Estate Advisors (79%)	21.0%	No	2		$124.7	$70.4	Yes
17	RVIP VIII LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$33.7	$23.4	Yes
18	DPG Realty Holdings LLC	Prudential Insurance Co. of America (90%)	10.0%	No	9		$74.5	$4.5	No
19	TRT DDR Venture I General Partnership	TRT-DDR Joint Venture I Owner LLC (90%)	10.0%	No	3		$160.3	$110.0	Yes
20	Sonae Sierra Brazil BV Sarl	Sonae Sierra, SGPS, SA (50%)	50.0%	No	10		$574.7	$97.7	No
21	DDR-SAU Retail Fund, LLC	Special Account - U, L.P. (State of Utah ) (80%)	20.0%	No	29		$309.7	$226.2	No
22	Cole MT Independence Missouri JV LLC	Cole Realty Advisors, Inc. (85.5%)	14.5%	No	1		$61.4	$34.1	No
23	DDRA Community Centers Five, L.P.	DRA Advisors (50%)	50.0%	No	5		$240.0	$280.0	No
24	DDR Markaz II LLC (Kuwait Financial Centre II)	Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (80%)	20.0%	No	13		$206.2	$150.5	Yes
25	Lennox Town Center LTD.	Casto Properties (50%)	50.0%	No	1		$21.0	$27.0	No
26	Sun Center Limited	Casto Properties (20.55%)	79.45%	No	1		$25.8	$18.1	No
27	DOTRS LLC	State Teachers Retirement Board of Ohio (50%)	50.0%	No	1		$26.6	$21.0	No
28	Jefferson County Plaza LLC	The Sansone Group (50%)	50.0%	No	1		$7.0	$3.6	No
29	Sansone Group/ DDRC LLC	The Sansone Group (50%)	50.0%	No	—		$0.0	$0.0	No
30	Shea & Tatum Assoc. LP (Paradise Village)(A)	Churchill Family Trust (33%)	67.0%	Yes	1		$27.8	$30.0	No
31	Other Joint Ventures		Various	Yes/No	23		$479.2	$71.3	Yes

	TOTALS				319		$7,968.5	$4,851.2

(A)	Joint Venture is included in consolidated operating results of DDR.

(B)	Property is under development.
Joint Venture Investment Summary 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Joint Ventures (Combining Financial Information)(1)
(in millions)
Combining Balance Sheets
as of December 31, 2009

		DDR	Investments	Coventry II	Coventry II	Coventry II	Coventry II
	DDRTC Core	Domestic	with	DDR	DDR	DDR	DDR
	Retail Fund LLC	Retail Fund I	Macquarie	Bloomfield LLC	Buena Park LLC	Fairplain Plaza LLC	Marley Creek LLC
Real estate assets	$2,815.1	$1,464.1	$121.8	$4.7	$106.8	$32.4	$13.4
Accumulated depreciation	(200.4)	(91.4)	(8.5)	0.0	(10.3)	(1.9)	(0.8)

Real estate, net	2,614.7	1,372.7	113.3	4.7	96.5	30.5	12.6

Receivables, net	25.1	18.1	1.4	0.0	2.4	0.5	0.2
Other assets	100.9	56.7	8.7	0.0	0.9	1.4	0.2
Disproportionate share of equity	—	—	—	—	—	—	—

	$2,740.7	$1,447.5	$123.4	$4.7	$99.8	$32.4	$13.0

Mortgage debt	$1,718.4	$967.0	$86.0	$39.2	$61.0	$16.0	$10.8
Amounts payable to DDR	0.4	1.0	0.0	67.5	0.0	0.0	0.0
Other liabilities	31.3	13.9	2.8	32.3	1.1	0.4	0.1

	1,750.1	981.9	88.8	139.0	62.1	16.4	10.9
Accumulated equity (deficit)	990.6	465.6	34.6	(134.3)	37.7	16.0	2.1
Disproportionate share of equity	—	—	—	—	—	—	—

	$2,740.7	$1,447.5	$123.4	$4.7	$99.8	$32.4	$13.0

Proportionate share of other assets/liabilities, net	$14.2	$12.2	$2.8	($3.2)	$0.4	$0.3	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$60.8	$0.0	$0.0	$0.0

Combining Statements of Operations
For the year ended December 31, 2009

			DDR	Investments	Coventry II		Coventry II	Coventry II	Coventry II
	DDRTC Core		Domestic Retail	with	DDR		DDR	DDR	DDR
	Retail Fund LLC		Fund I	Macquarie	Bloomfield LLC		Buena Park LLC	Fairplain Plaza LLC	Marley Creek LLC
Revenues from operations	$231.8		$128.0	$11.8	($0.0)		$12.5	$3.4	$1.2
Rental operation expenses(3)	(226.1	)(3)	(55.3)	(4.8)	(219.6	)(3)	(6.4)	(1.5)	(0.6)

Net operating income	5.7		72.7	7.0	(219.6)		6.1	1.9	0.6
Depreciation and amortization expense	(82.9)		(46.8)	(3.5)	0.0		(2.7)	(0.6)	(0.3)
Interest expense	(89.6)		(55.9)	(5.3)	(12.0)		(1.0)	(0.6)	(0.2)

Income (loss) before gain on sale of real estate	(166.8)		(30.0)	(1.8)	(231.6)		2.4	0.7	0.1
Tax expense	0.0		0.0	0.0	0.0		0.0	0.0	0.0
Other gain, net	0.0		0.0	0.0	0.0		0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0		0.0	0.0	0.0		0.0	0.0	0.0
Discontinued operations	0.0		0.0	0.0	0.0		0.0	0.0	0.0
Gain on sale of discontinued operations	0.0		0.0	0.0	0.0		0.0	0.0	0.0
Disproportionate share of income	—		—	—	—		—	—	—

Net income (loss)	($166.8)		($30.0)	($1.8)	($231.6)		$2.4	$0.7	$0.1
DDR ownership interest	15%		20%	***	***		20%	20%	20%

	($25.0)		($6.0)	$0.0	($2.6)		$0.5	$0.1	($0.0)
Amortization of basis differential	22.4		0.9	0.0	0.6		—	—	—

	($2.6)		($5.1)	$0.0	($2.0)		$0.5	$0.1	($0.0)

Proportionate share of net operating income (4)	$0.9		$14.5	$0.6	($43.9)		$1.2	$0.4	$0.1

Proportionate share of interest expense (4)	$13.4		$11.2	$0.4	$2.4		$0.2	$0.1	$0.0

Funds From Operations (“FFO”):

Net income (loss)	($166.8)		($30.0)	($1.8)	($231.6)		$2.4	$0.7	$0.1
Depreciation of real property	82.9		46.8	3.5	0.0		2.7	0.6	0.3
(Gain) loss on sale of real estate	0.0		0.0	0.0	0.0		0.0	0.0	0.0
Disproportionate share of income	—		—	—	—		—	—	—

	($83.9)		$16.8	$1.7	($231.6)		$5.1	$1.3	$0.4
DDR ownership interest	15%		20%	***	***		20%	20%	20%

DDR FFO	$8.0		$3.4	$0.2	($2.1)		$1.0	$0.3	$0.0

Joint Venture Financial Summary 3.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Joint Ventures (Combining Financial Information)(1)
(in millions)
Combining Balance Sheets
as of December 31, 2009

		Coventry II			Coventry II
	Coventry II	DDR		Coventry II	DDR	Coventry II
	DDR	Phoenix	Coventry II	DDR	Tri-County	DDR	RVIP IIIB LP
	Montgomery Farm LLC	Spectrum LLC	Service Holdings LLC	Totem Lake LLC	Mall LLC	Westover LLC	Deer Park, IL	RVIP VII LLC
Real estate assets	$177.1	$89.9	$131.7	$42.1	$231.1	$29.8	$91.5	$124.7
Accumulated depreciation	(3.9)	(8.3)	($8.2)	(3.8)	(18.0)	(2.2)	(20.0)	(24.0)

Real estate, net	173.2	81.6	123.5	38.3	213.1	27.6	71.5	100.7

Receivables, net	2.5	2.6	9.0	0.1	2.8	1.0	2.1	2.7
Other assets	2.5	1.3	18.7	0.5	7.4	0.1	1.0	6.0
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$178.2	$85.5	$151.2	$38.9	$223.3	$28.7	$74.6	$109.4

Mortgage debt	$134.0	$46.0	$104.9	$29.5	$164.4	$20.8	$60.0	$70.4
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	5.5	2.3	13.0	0.2	7.9	0.2	3.4	14.7

	139.6	48.3	117.9	29.7	172.3	21.0	63.4	85.1
Accumulated equity (deficit)	38.7	37.2	33.3	9.2	51.0	7.7	11.2	24.3
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$178.2	$85.5	$151.2	$38.9	$223.3	$28.7	$74.6	$109.4

Proportionate share of other assets/liabilities, net	($0.1)	$0.3	$2.9	$0.1	$0.5	$0.2	($0.1)	($1.3)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
For the year ended December 31, 2009

		Coventry II			Coventry II
	Coventry II	DDR		Coventry II	DDR	Coventry II
	DDR	Phoenix	Coventry II	DDR	Tri-County	DDR	RVIP IIIB LP
	Montgomery Farm LLC	Spectrum LLC	Service Holdings LLC	Totem Lake LLC	Mall LLC	Westover LLC	Deer Park, IL	RVIP VII LLC
Revenues from operations	$10.4	$11.1	$23.7	$2.8	$17.3	$3.7	$13.9	$12.8
Rental operation expenses (3)	(8.2)	(5.1)	(12.3)	(1.4)	(8.3)	(2.0)	(5.4)	(4.6)

Net operating income	2.2	6.0	11.4	1.4	9.0	1.7	8.5	8.2
Depreciation and amortization expense	(2.9)	(2.2)	(3.8)	(0.7)	(5.7)	(0.6)	(3.3)	(3.0)
Interest expense	(4.6)	(0.5)	(10.7)	(1.0)	(10.0)	(0.6)	(3.4)	(3.7)

Income (loss) before gain on sale of real estate	(5.3)	3.3	(3.1)	(0.3)	(6.7)	0.5	1.8	1.5
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8
Discontinued operations	0.0	0.0	0.4	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	(4.6)	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	($5.3)	$3.3	($7.3)	($0.3)	($6.7)	$0.5	$1.8	$2.3
DDR ownership interest	20%	20%	20%	20%	20%	20%	***	21%

	($1.1)	$0.6	($0.6)	($0.1)	($0.7)	$0.1	$0.1	$1.0
Amortization of basis differential	(0.2)	(0.1)	0.1	0.0	0.0	0.0	0.0	(0.4)

	($1.3)	$0.5	($0.5)	($0.1)	($0.7)	$0.1	$0.1	$0.6

Proportionate share of net operating income (4)	$0.4	$1.2	$2.3	$0.3	$1.8	$0.3	$2.2	$1.7

Proportionate share of interest expense (4)	$0.9	$0.1	$2.1	$0.2	$2.0	$0.1	$0.9	$0.8

Funds From Operations (“FFO”):

Net income (loss)	($5.3)	$3.3	($7.3)	($0.3)	($6.7)	$0.5	$1.8	$2.3
Depreciation of real property	2.9	2.2	3.8	0.7	5.7	0.6	3.3	3.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.8)
Disproportionate share of income	—	—	—	—	—	—	—	—

	($2.4)	$5.5	($3.4)	$0.4	($1.0)	$1.1	$5.1	$4.5
DDR ownership interest	20%	20%	20%	20%	20%	20%	***	21%

DDR FFO	($0.5)	$1.1	($0.7)	$0.1	($0.1)	$0.2	$2.5	$1.9

Joint Venture Financial Summary 3.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2009

							DDRA
	RVIP VIII	DPG Realty	TRT DDR	Sonae Sierra	DDR-SAU		Community	DDR	Lennox Town
	Tech Ridge LLC	Holdings LLC	Venture I GP	Brazil BV Sarl(2)	Retail Fund LLC(2)	Cole	Centers Five LP	Markaz II LLC	Center Limited(2)
Real estate assets	$33.7	$74.5	$160.3	$574.7	$309.7	$61.4	$240.0	$206.2	$21.0
Accumulated depreciation	(5.5)	(11.9)	(11.3)	(57.7)	(32.1)	(1.4)	(58.0)	(26.9)	(5.6)

Real estate, net	28.2	62.6	149.0	517.0	277.6	60.0	182.0	179.3	15.4

Receivables, net	1.1	1.2	1.8	20.9	7.5	1.1	4.7	1.2	2.0
Other assets	1.8	1.8	3.3	88.8	31.0	1.0	4.4	6.7	0.8
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$31.1	$65.6	$154.1	$626.7	$316.1	$62.1	$191.1	$187.2	$18.2

Mortgage debt	$23.4	$4.5	$110.0	$97.7	$226.2	$34.1	$280.0	$150.5	$27.0
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.2	0.0	0.0	0.2	0.0
Other liabilities	1.4	1.4	0.4	46.5	5.1	0.4	2.8	1.2	1.3

	24.8	5.9	110.4	144.2	231.5	34.5	282.8	151.9	28.3
Accumulated equity (deficit)	6.3	59.7	43.7	482.5	84.6	27.6	(91.7)	35.3	(10.1)
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$31.1	$65.6	$154.1	$626.7	$316.1	$62.1	$191.1	$187.2	$18.2

Proportionate share of other assets/liabilities, net	$0.4	$0.2	$0.5	$31.6	$6.7	$0.3	$3.1	$1.3	$0.7

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
For the year ended December 31, 2009

								DDRA
	RVIP VIII	DPG Realty		TRT DDR	Sonae Sierra	DDR-SAU		Community	DDR	Lennox Town
	Tech Ridge LLC	Holdings LLC		Venture I GP	Brazil BV Sarl(2)	Retail Fund LLC(2)	Cole	Centers Five LP	Markaz II LLC	Center Limited(2)
Revenues from operations	$4.9	$10.3		$14.3	$86.2	$33.1	$7.0	$33.3	$20.6	$5.2
Rental operation expenses (3)	(2.3)	(29.0	)(3)	(5.3)	(25.9)	(13.1)	(2.0)	(10.6)	(8.0)	(1.8)

Net operating income	2.6	-18.7		9.0	60.3	20.0	5.0	22.7	12.6	3.4
Depreciation and amortization expense	(1.0)	(2.4)		(4.6)	(15.8)	(14.2)	(1.4)	(6.1)	(5.5)	(0.4)
Interest expense	(0.4)	(0.5)		(6.2)	(8.3)	(12.3)	(2.1)	(15.7)	(8.0)	(1.6)

Income (loss) before gain on sale of real estate	1.2	(21.6)		(1.8)	36.2	(6.5)	1.5	0.9	(0.9)	1.4
Tax expense	0.0	0.0		0.0	(9.0)	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0		0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0		0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.2		0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	(10.3)		0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—		—	—	—	—	—	—	—

Net income (loss)	$1.2	($31.7)		($1.8)	$27.2	($6.5)	$1.5	$0.9	($0.9)	$1.4
DDR ownership interest	25.75%	10%		10%	50%	20%	14.5%	50%	20%	50%

	$0.6	($2.3)		($0.2)	$12.0	($1.3)	$0.2	$0.5	($0.2)	$0.8
Amortization of basis differential	0.0	0.8		0.2	(2.5)	0.1	0.0	0.4	0.2	0.0

	$0.6	($1.5)		$0.0	$9.5	($1.2)	$0.2	$0.9	$0.0	$0.8

Proportionate share of net operating income (4)	$0.7	($1.9)		$0.9	$25.6	$4.0	$0.7	$11.3	$2.5	$1.7

Proportionate share of interest expense (4)	$0.1	$0.1		$0.6	$3.5	$2.5	$0.3	$7.8	$1.6	$0.8

Funds From Operations (“FFO”):

Net income (loss)	$1.2	($31.7)		($1.8)	$27.2	($6.5)	$1.5	$0.9	($0.9)	$1.4
Depreciation of real property	1.0	2.4		4.6	15.8	14.2	1.4	6.1	5.5	0.4
(Gain) loss on sale of real estate	0.0	0.0		0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—		—	—	—	—	—	—	—

	$2.2	($29.3)		$2.8	$43.0	$7.7	$2.9	$7.0	$4.6	$1.8
DDR ownership interest	26%	10%		10%	50%	20%	14.52%	50%	20%	50%

DDR FFO	$0.8	($1.3)		$0.3	$20.9	$1.5	$0.4	$3.5	$1.1	$0.9

Joint Venture Financial Summary 3.2.c

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2009

							DDR’s
	Sun Center		Jefferson County	Sansone Group /	Sold/Acquired		Proportionate
	Limited (2)	DOTRS LLC	Plaza LLC	DDRC LLC	and Other JVs(7)	Total	Share
Real estate assets	$25.8	$26.6	$7.0	$0.0	$49.6	$7,266.8	$1,529.1
Accumulated depreciation	(8.6)	(6.4)	(1.3)	0.0	(8.4)	(636.9)	(158.8)

Real estate, net	17.2	20.2	5.7	0.0	41.2	6,629.9	1,370.3

Receivables, net	0.7	0.7	0.0	0.0	0.3	113.6	29.7
Other assets	1.1	1.0	0.3	3.4	1.8	353.6	96.5
Disproportionate share of equity	—	—	—	—	—	—	(41.2	)(6)

	$19.0	$21.9	$6.0	$3.4	$43.3	$7,097.1	$1,455.3

Mortgage debt	$18.1	$21.0	$3.6	$0.0	$23.4	$4,547.7	$917.0
Amounts payable to DDR	0.0	0.0	4.1	0.0	0.0	73.5	9.2
Other liabilities	0.9	0.7	(0.0)	0.6	2.0	194.0	49.4

	19.0	21.7	7.7	0.6	25.4	4,815.2	975.6
Accumulated equity (deficit)	0.0	0.2	(1.7)	2.8	17.9	2,281.9	520.9
Disproportionate share of equity	—	—	—	—	—	—	(41.2	)(6)

	$19.0	$21.9	$6.0	$3.4	$43.3	$7,097.1	$1,455.3

Proportionate share of other assets/liabilities, net	$0.8	$0.5	$0.1	$1.4	($0.0)	$76.8

Disproportionate amount payable to DDR	$0.0	$0.0	$2.0	$0.0	$0.0	$62.8

Combining Statements of Operations
For the year ended December 31, 2009

							DDR’s
	Sun Center		Jefferson County	Sansone Group /	Sold/Acquired		Proportionate
	Limited (2)	DOTRS LLC	Plaza LLC	DDRC LLC	and Other JVs(7)	Total	Share
Revenues from operations	$4.7	$4.1	$0.9	$1.2	$142.8	$852.7	$194.3
Rental operation expenses (3)	(1.4)	(1.2)	(0.4)	0.0	(55.0)	(717.6)	(141.2)

Net operating income	3.3	2.9	0.5	1.2	87.8	135.1	53.1
Depreciation and amortization expense	(0.8)	(0.6)	(0.2)	0.0	(30.4)	(242.4)	(50.5)
Interest expense	(1.4)	(1.3)	(0.5)	0.0	(50.8)	(308.4)	(65.2)

Income (loss) before gain on sale of real estate	1.1	1.0	(0.2)	1.2	6.6	(415.7)	(62.6)
Tax expense	0.0	0.0	0.0	0.0	(1.0)	(10.0)	(3.9)
Other gain, net	0.0	0.0	0.0	0.0	7.2	7.2	0.5
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	(26.8)	(26.0)	(5.2)
Discontinued operations	0.0	0.0	0.0	0.0	(31.8)	(31.1)	(6.8)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	(4.6)	(19.4)	(2.9)
Disproportionate share of income	—	—	—	—	—	—	46.4 (7)

Net income (loss)	$1.1	$1.0	($0.2)	$1.2	($50.4)	($495.0)	($34.5)
DDR ownership interest	79%	50%	50%	50%	***	***	***

	$0.9	$0.5	($0.1)	$0.9	($13.2)	($34.5)	($34.5)
Amortization of basis differential	(0.2)	0.1	—	(0.3)	2.7	24.8	24.8

	$0.7	$0.6	($0.1)	$0.6	($10.5)	($9.7)	($9.7)

	—	—	—	—	—	—
Proportionate share of net operating income (4)	$2.7	$1.4	$0.3	$0.6	$18.5	$53.1

Proportionate share of interest expense (4)	$1.1	$0.7	$0.3	$0.0	$11.0	$65.2

Funds From Operations (“FFO”):

Net income (loss)	$1.1	$1.0	($0.2)	$1.2	($50.4)	($495.0)	($34.5)
Depreciation of real property	0.8	0.6	0.2	0.0	30.4	245.0	51.4
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	(0.8)	(0.2)
Disproportionate share of income	—	—	—	—	—	—	27.0 (8)

	$1.9	$1.6	$0.0	$1.2	($20.0)	($250.8)	$43.7

DDR ownership interest	79%	50%	50%	50%	***	***

DDR FFO	$1.5	$0.8	$0.0	$0.9	($2.9)	$43.7

Joint Venture Financial Summary 3.2.d

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of joint venture interest (i.e., does not reflect step-up in basis).

(3)	Impairment charges of $145.0 million and $25.9 million were recorded by the DDRTC Core Retail Fund and DPG Realty Holdings joint ventures, respectively, related to a combined 22 shopping centers which were under contract to be sold as of December 31, 2009, which the Company’s proportionate share is $0.9 million and $1.7 million, respectively. Coventry II DDR Bloomfield recorded an impairment charge of $218.5 million related to the development project that is currently suspended. The Company recorded aggregate impairment charges on its equity investment in this joint venture in 2009 of $16.5 million, of which $9.6 million related to the fourth quarter of 2009.

(4)	Does not include proportionate share of net operating income or interest expense for properties classified as discontinued operations.

(5)	Represents residual joint venture interests sold in 2009 (including the Company’s redemption of MDT US LLC joint venture) and other small joint venture investments and land developments. To the extent that DDR is entitled to receive promoted income, DDR’s share of income could exceed the total income recorded by certain joint ventures as assets continue to be liquidated. The DDR Macquarie Fund reported impairment losses on three assets under contract to be sold. Of this amount, approximately $20.2 million was reported as a component of operating expenses and $13.7 million was reported as a component of discontinued operations relating to the one asset classified as held for sale.

(6)	Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at Sonae Sierra Brazil BV Sarl, RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Marley Creek, Coventry II DDR Montgomery Farm and Coventry II DDR Tri-County Mall joint ventures.

(7)	Adjustments represent the effect of promoted equity structures on DDR’s share of the income primarily from an asset management promote from RVIP IIIB, RVIP VII, RVIP VIII, Sonae Sierra Brazil BV Sarl and investments with Macquarie and the effect of income allocations as a result of the write-down of the joint venture investment for DPG Realty Holdings, Coventry II Tri-County Mall and Coventry II Service Merchandise.

(8)	Adjustments associated with promoted interests primarily at RVIP IIIB, RVIP VII and RVIP VIII joint ventures as well as investments with Macquarie and the effect of income allocations as a result of the write-down of the joint venture investment for DDRTC Core Retail Fund, DPG Realty Holdings, Coventry II Bloomfield, Coventry II Tri-County Mall and Coventry II Service Merchandise.

***	See Section 3.1- Joint Venture Investment Summary, disclosing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect. Also see footnote 3 above.
Joint Venture Financial Summary 3.2.e

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Summary of Wholly-Owned and Consolidated Capital Transactions (In Millions)

	Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,
	2009		2008		2007
Acquisitions/Transfers	$130.6	(1)	$10.9		$3,048.7	(4)
Completed Expansions Incremental Development Cost	0.0		27.8		32.7
Developments & Construction in Progress	159.7		421.4		429.6
Recurring Tenant Improvements & Third Party Leasing Commissions	14.8		11.6		12.5
Furniture, Fixtures & Equipment	5.9		6.3		13.0
Foreign Currency Adjustments	20.8		(41.3)		0.0

	331.8		436.7		3,536.5
Less: Real Estate Sales & Joint Venture Transfers	(617.6	) (2)	(312.9	) (3)	(2,001.3	) (5)

Net (Deductions)/Additions	$(285.8)		$123.8		$1,535.2

(1)	Includes the acquisition of Merriam Village, KS, which was previously owned by a joint venture with Coventry II and the acquisition of Atlanta, GA, Marietta, GA, and Brandon, FL, which were all previously owned by a joint venture with Macquire DDR Trust. Note the acquisition of these assets was generally in exchange for partnership interest and did not involve the use of cash.

(2)	In addition to the asset sales listed on Page 4.2.a that resulted in a loss of $86.9 million, this balance includes gross impairment charges aggregating approximately $154.7 million relating to assets previously occupied by Mervyns and consolidated assets that are either under contract or being marketed for sale, the sale of five assets previously occupied by Mervyns and seven land sales.

(3)	In addition to asset sales ($183.3 million), this balance includes the sale of seven outparcels and gross impairment charges aggregating approximately $75.3 million.

(4)	Includes acquisition of the IRRETI portfolio ($3,018 million), a property in Terrell, TX ($17 million), an additional interest in a San Francisco property, and the redemption of OP units.

(5)	In addition to asset sales ($610 million), this balance includes the following sales to joint ventures: TRT DDR Venture I GP ($99 million), DDR Domestic Retail Fund I ($1,229 million), Macquarie DDR Trust ($50 million); and 11 outparcel sales.
Summary of Joint Venture Capital Transactions (In Millions)

	Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,
	2009		2008		2007
Acquisitions/Transfers	$15.1	(1)	$111.4	(4)	$4,987.4	(5)
Completed Expansions Incremental Development Cost	15.3		52.8		21.9
Developments & Construction in Progress	128.1		315.8		142.7
Recurring Tenant Improvements & Third Party Leasing Commissions	13.5		18.4		9.8
Foreign Currency Adjustments	132.1		(106.2)		48.5

	$304.1		$392.2		$5,210.3
Less: Real Estate Sales and Dispositions	$(2,313.3	) (2)(3)	$(61.9	) (4)	$(204.3	) (6)

Net (Deductions)/Additions	$(2,009.2)		$330.3		$5,006.0

(1)	This is a purchase price reclassification adjustment for a prior acquisition, plus the acquisition of an additional 17% interest in the Metropole Shopping Center by Sonae Sierra Brazil BV Sarl.

(2)	Includes the impact of the redemption of the Company’s interest in the MDT US LLC joint venture ($1,600.8 million).

(3)	In addition to the asset sales listed on Page 4.2.b that had a combined loss and impairment charge of $67.8 million, this balance includes the disposition of the Ward Parkway shopping center located in Kansas City, MO ($64.9 million), the transfer to DDR of the Merriam Village, KS project ($45.5 million), and impairment charges at the Coventry II DDR Bloomfield ($218.5 million), DPG Realty Holdings ($25.9 million), and DDRTC Core Retail Fund ($145.0 million) joint venture partnerships.

(4)	Includes the acquisition of a shopping center located in Independence, MO from the joint venture with Macquarie DDR Trust, which is also reflected as a disposition.

(5)	Includes the acquisition of assets from DDR by DDR Domestic Retail Fund I ($1,463 million), Dividend Capital Total Realty Trust ($160 million) and the joint venture with Macquarie DDR Trust ($50 million). Also includes the formation of DDRTC Core Retail Fund ($2,942 million), the acquisition of the DDR SAU Retail Fund ($309 million), and the acquisition of an additional property interest by Sonae Sierra Brazil BV Sarl.

(6)	Includes the sale of seven shopping centers ($168 million), which were previously owned by a joint venture with Kuwait Financial Centre, to the DDR Domestic Retail Fund I and the sale of vacant land in TX and CO.
Summary of Wholly-Owned and Joint Venture Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Operating Property Acquisitions
There were no significant third party acquisitions for the year ended December 31, 2009.
Operating Property Dispositions

			DDR’s		Gross Sales
Disposition			Effective		Price
Date	Location	Property Name	Ownership	Total GLA	(Millions)	Major Tenants
Consolidated
1/15/2009	Ormond Beach, FL	Ormond Towne Square	100%	234,042	$22.0	Beall’s, Ross Dress for Less, Publix Super Market
4/9/2009	Tyler, TX	CVS Pharmacy	100%	9,504	$1.5	CVS
4/21/2009	Orange Park, FL	The Village Shopping Center	100%	72,511	$5.9	Beall’s
5/22/2009	Brick, NJ	Brick Center Plaza	100%	114,028	$14.9	Best Buy, Bed Bath & Beyond
5/29/2009	Warner Robins, GA	Lowe’s Home Improvement	100%	131,575	$9.1	Lowe’s Home Improvement
5/29/2009	Baytown, TX	Lowe’s Home Improvement	100%	125,357	$8.9	Lowe’s Home Improvement
6/19/2009	Tonawanda, NY	Sheridan Delaware Plaza	100%	188,200	$9.0	Bon Ton Home Store, Tops Markets
6/19/2009	Amherst, NY	Sheridan Harlem Plaza	100%	58,413	$3.9
6/19/2009	Dewitt, NY	Dewitt Commons	100%	306,177	$27.1	Toys R Us, Old Navy, Marshalls, Bed Bath & Beyond
6/25/2009	Pensacola, FL	Palafox Square	100%	17,150	$2.1
7/1/2009	Plant City, FL	Plant City Crossing	100%	85,252	$9.5	Publix Super Market
7/9/2009	Los Alamos, NM	Mari-Mac Village	100%	93,021	$8.9	Smith’s Food and Drug
7/17/2009	Richland Hills, TX	CVS Pharmacy	100%	10,908	$1.9	CVS
7/23/2009	Plattsburgh, NY	Plattsburgh Consumer Square	100%	491,453	$27.9	Sam’s Club, WalMart, T.J. Maxx, PetsMart, Michael’s
8/10/2009	Manchester, CT	Manchester Broad Street	100%	68,509	$13.0	Stop & Shop
8/12/2009	Amherst, NY	Boulevard Consumer Square	100%	683,065	$68.5	Target, Babies R Us, Christmas Tree Shops, Barnes & Noble, Best Buy
8/18/2009	Buffalo, NY	Marshall’s Plaza	100%	82,196	$5.5	Marshall’s
9/2/2009	Cullman, AL	Lowe’s Home Improvement	100%	101,287	$6.9	Lowe’s Home Improvement
9/8/2009	Gallipolis, OH	Gallipolis Marketplace	100%	25,950	$3.4
9/11/2009	Amherst, NY	Transit commons (Tops)	100%	114,177	$8.9	Tops Markets
9/24/2009	Oshkosh, WI	Walgreens	100%	13,905	$3.7	Walgreens
9/24/2009	Rockford, Il	Walgreens	100%	14,725	$4.1	Walgreens
10/5/2009	Macedonia, OH (1)	Macedonia Commons	100%	111,823	$8.5	Home Depot
11/6/2009	Lexington, KY	North Park Marketplace	100%	46,647	$6.1	Staples
11/6/2009	Dublin, OH	Dublin Village Center	100%	326,912	$4.8	AMC Theatre
11/23/2009	Wichita, KS	Eastgate Plaza	100%	255,114	$12.9	Burlington coat Factory, Office Max, T.J. Maxx, Barnes & Noble, Toys R Us
12/15/2009	Lexington, KY (1)	South Farm Marketplace	100%	8,309	$2.0
12/18/2009	West Chester, OH	Kroger	100%	56,634	$3.2	Kroger
12/29/2009	Porterville, CA	Porterville Market Place	50%	76,378	$3.5

Total Dispositions				3,923,222	$307.6

(1) This was a sale of a portion of the shopping center.
Note: The Company also sold five former Mervyns locations in the first quarter of 2009.
Wholly-Owned Acquisitions and Dispositions 4.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Joint Venture Acquisitions
There were no significant third party acquisitions for the year ended December 31, 2009.
Joint Venture Dispositions

			DDR’s			Gross Sales
Disposition			Effective			Price
Date	Location	Property Name	Ownership	JV Partner	Total GLA	(Millions)	Major Tenants
2/19/2009	Lilburn, GA	Five Forks Crossing	10.0%	Prudential Real Estate Investors	73,910	$8.1	Kroger
5/20/2009	Batavia, NY	Tops Plaza	14.5%	Macquarie DDR Trust	37,140	$4.4	Tops Markets
5/22/2009	St. Petersburg, FL	Tyrone Square	20.0%	Coventry II	80,703	$10.5	Joann Fabrics, Homegoods
5/28/2009	Amherst, NY	7370 Transit Road	14.5%	Macquarie DDR Trust	16,030	$1.6
6/1/2009	Nashville, TN	The Marketplace	14.5%	Macquarie DDR Trust	167,795	$14.4	Lowe’s Home Improvement
7/29/2009	Hamburg, NY	Tops Plaza - Southpark	10.0%	DPG	84,000	$7.0	Tops Markets
8/10/2009	Various, NY	Three MDT Properties (Benderson)	14.5%	Macquarie DDR Trust	633,825	$39.5	Regal Cinemas, BJ’s Wholesale Club, Dick’s Sporting Goods, Michael’s, WalMart
8/14/2009	New Hartford, NY	New Hartford Consumer Square	14.5%	Macquarie DDR Trust	514,717	$51.5	Barnes & Noble, Bed Bath & Beyond, Best Buy, Staples, Michael’s, WalMart, T.J. Maxx
8/26/2009	Lawrenceville, GA	Five Forks Village	10.0%	DPG	89,064	$1.9
9/30/2009	Duluth, GA	Southlake Mall	20.0%	Coventry II	56,225	$2.2

Total Dispositions					1,753,409	$141.1

Joint Venture Acquisitions and Dispositions 4.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Wholly-Owned and Consolidated Development Projects

					Cost	Assets	Estimated
				Estimated	Incurred	Placed in	Initial
		Total	Owned	Net Cost	To Date	Service	Anchor
Location	Project Name	GLA	GLA	(Millions)	(Millions)	(Millions)	Opening	Major Anchors
Projects Substantially Complete
Homestead, FL	Homestead Pavilion	394,916	272,610	$79.8	$84.4	$51.3	2H08	Kohl’s, Sports Authority, Ross Dress for Less, Michaels, Staples , Bed, Bath & Beyond
Elmira (Horseheads), NY	Southern Tier Crossings	697,795	350,987	$56.5	$46.2	$24.2	1H07	Kohl’s, WalMart, Dick’s, Joann Fabrics, PetsMart, Ulta, Mens Warehouse
Raleigh (Apex), NC	Apex Promenade	78,830	72,830	$11.7	$11.7	$6.7	1H09	hhgregg
Projects in Progress
Boise (Nampa), ID	Nampa Gateway Center	921,162	431,689	$126.7	$101.4	$44.8	2H07	JCPenney, Macy’s, The Sports Authority, Idaho Athletic Club
Boston (Norwood), MA	The Shoppes at Elmway Farms	72,243	56,343	$23.3	$19.2	$0.0	2H10
Austin (Kyle), TX (1)	Kyle Marketplace	805,618	443,092	$77.3	$60.8	$9.9	2H09	Target, Kohl’s

		2,970,564	1,627,551	$375.3	$323.7	$136.9

(1) Consolidated joint venture. DDR has a 50% interest.
Land and Construction Related Projects Primarily on Hold (2)

	DDR’s	Total
Location	Effective	Acreage
Ukiah (Mendocino), CA	50%	75.7
New Haven (Guilford), CT	100%	26.0
Tampa (Brandon), FL	100%	46.3
Tampa (Wesley Chapel), FL	100%	10.0
Atlanta (Douglasville), GA	100%	28.5
Chicago (Grayslake), IL	50%	106.0
Kansas City (Merriam), KS	100%	35.1
Boston, MA (Seabrook, NH)	100%	50.9
Gulfport, MS	100%	86.2
Raleigh (Apex), NC	100%	52.6
San Antonio (Schertz), TX	100%	85.0
Isabela, Puerto Rico	80%	11.1
Oconomowoc, WI	50%	121.6
Toronto (Brampton), CAN	50%	43.0
Toronto (East Gwillimbury — Bayview/Greenlane), CAN	50%	39.0
Toronto (East Gwillimbury — Hwy 404/Greenlane East), CAN	50%	44.0
Toronto (East Gwillimbury — Hwy 404/Greenlane West), CAN	50%	29.0
Toronto (Richmond Hill), CAN	50%	52.0
Togliatti, Russia	75%	61.2
Yaroslavl, Russia	75%	8.0
Other Misc. Land (14 sites)	100%	Various

		1,011.2

(2) The costs incurred for these land and construction related projects as of December 31, 2009 were $607.0 million, which includes our partners’ ownership interest of $145.0 million.
Wholly-Owned and Consolidated Developments 4.3.a

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Joint Venture Development Projects

				DDR’s		Estimated	Cost	Assets	DDR’s	Estimated
				Effective	Joint	Net	Incurred	Placed in	Proportionate	Initial
		Total	Owned	Ownership	Venture	Cost	To Date	Service	Cost	Anchor
Location	Project	GLA	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	(Millions)	Opening	Major Anchors
Project Substantially Complete
Manaus, Brazil (1)	Manauara	502,529	502,529	47.4%	Sonae Sierra	$177.8	$178.5	$163.4	$84.3	1H09	C & A, Riachuelo, Marisa, Renner, Saraiva Megastore, Bemol, Dinamica, Hitech Import
Dallas (Allen), TX	Watters Creek	831,413	797,665	10.0%	Coventry II/ Trademark Property	$171.2	$177.1	$118.1	$17.1	1H08	Market Street United, Borders, DSW ShoeWarehouse, The Cheesecake Factory

		1,333,942	1,300,194			$349.0	$355.6	$281.5	$101.4

(1) The increase in the estimated net cost is due to foreign currency translation rates.
Joint Venture Developments 4.3.b

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Development Assets Placed in Service (In Millions)

		Unconsolidated JV Assets
			DDR’s
	Consolidated		Proportionate
Date	Assets	Total	Share
As of December 31, 2009	$136.9	$290.0	$93.3
Projected 2010	$16.8	$20.5	$4.3
Projected Thereafter	$221.6	$38.5	$3.8

	$375.3	$349.0	$101.4

Development Funding Schedule (In Millions)

			Unconsolidated Joint Venture Funding
			DDR	JV Partners’	Proceeds from
	Consolidated		Proportionate	Proportionate	Construction	Total
	Funding		Share	Share	Loans	JV Funding
Funded as of December 31, 2009	$323.7		$64.7	$96.3	$194.5	$355.5
Projected Net Funding 2010	$28.1	(1)	$(0.3)	$(0.3)	$0.0	$(0.6)
Projected Net Funding Thereafter	$23.5		$(1.2)	$(4.7)	$0.0	$(5.9)

	$375.3		$63.2	$91.3	$194.5	$349.0

(1)	In addition to this Projected Net Funding amount, the Company may spend up to $63 million for additional development, including expansions and redevelopment projects, tenant coordination work and the corporate headquarters.
Wholly-Owned and Joint Venture Development Delivery and Funding Schedules 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Summary of Significant Wholly-Owned and Consolidated Redevelopment or Expansion Projects

		DDR’s	Joint
		Ownership	Venture
Location	Property Name	Percentage	Partner	Project Description
Project in Progress
Miami (Plantation), FL	The Fountains	100%	N/A	Redevelopment of shopping center to include Kohl's (opened September 2009), Dick's and other retail tenants.

Total Net Cost (Millions)			$89.4	(1)

(1) At December 31, 2009, approximately $78.2 million of costs had been incurred in relation to the project in progress.
Summary of Significant Joint Venture Redevelopment or Expansion Projects
There were no Joint Venture Redevelopment or Expansion Projects in progress at December 31, 2009.
Wholly-Owned and Joint Venture Expansions and Redevelopments 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Summary of Recently Developed Assets

			Owned	DDR’s Effective
	Location	Related Project	GLA	Ownership
1	San Diego (Oceanside), CA	Oceanside Place Cinemas	79,884	100%
2	Denver (Littleton, CO)	Aspen Grove	231,450	100%
3	Fort Collins, CO	Mulberry and Lemay Crossing	18,988	100%
4	Lakeland, FL	Lakeland Marketplace	77,582	100%
5	Miami (Homestead), FL	Homestead Pavilion	275,839	100%
6	Miami, FL	The Shops at Midtown Miami	400,685	100%
7	Macon, GA	Eisenhower Annex	55,505	100%
8	Chicago (Deer Park), IL	Deer Park Town Center	292,139	24.8%
9	Chicago (McHenry), IL	The Shoppes at Fox River	224,552	100%
10	Salisbury, MD	The Commons	126,135	100%
11	Boston (Everett), MA	Gateway Center	222,236	100%
12	Minneapolis (Coon Rapids), MN	Riverdale Village	8,856	100%
13	St. Louis (Arnold), MO	Jefferson County Plaza	42,091	50%
14	Freehold, NJ	Freehold Marketplace	23,454	100%
15	Princeton, NJ	Nassau Park Pavilion	598,737	100%
16	Trenton (Hamilton), NJ	Hamilton Marketplace	468,240	100%
17	Elmira (Horseheads), NY	Southern Tier Crossing	350,987	100%
18	Raleigh (Apex), NC	Apex Promenade	81,780	100%
19	Raleigh (Apex), NC	Beaver Creek Crossings (Phase 1 - South)	268,333	100%
20	Cleveland (Aurora), OH	Barrington Town Square	102,683	100%
21	Allentown, PA	West Valley Marketplace	259,239	100%
22	Johnson City, TN	Johnson City Marketplace	11,749	100%
23	Austin, TX	Shoppes @Tech Ridge	282,798	24.8%
24	San Antonio, TX	Bandera Point	416,721	100%
25	San Antonio, TX	Village at Stone Oak	305,824	100%
26	San Antonio, TX	Westover Marketplace	216,737	20%
27	Milwaukee (Brookfield), WI	Shoppers World of Brookfield	15,070	100%
28	Manaus, Brazil	Manauara Shopping Center	477,630	47.4%

	Total		5,935,924

Summary of Recently Developed Assets 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009
Summary of Recently Expanded and Redeveloped Assets

			Owned	DDR’s Effective
	Location	Related Project	GLA	Ownership
1	Birmingham, AL	Brook Highland Plaza	424,341	100%
2	Phoenix, AZ	Christown Spectrum Mall	441,406	20%
3	N. Little Rock, AR	McCain Plaza	295,013	100%
4	Los Angeles (Buena Park), CA	Buena Park Downtown	724,143	20%
5	Denver, CO	Centennial Promenade	408,337	100%
6	Lakeland, FL	Lakeland Burlington Coat Factory	81,921	100%
7	Ocala, FL	Ocala West	105,276	100%
8	Tallahassee, FL	Capital West	79,451	100%
9	Tampa (Bayonet Point), FL	Point Plaza	209,714	100%
10	Tampa (Brandon), FL	Kmart Shopping Center	161,900	100%
11	Ottumwa, IA	Quincy Place Mall	241,427	100%
12	Benton Harbor, MI	Fairplain Plaza	222,739	20%
13	Chesterfield, MI	Chesterfield Marketplace	281,320	100%
14	Gaylord, MI	Pine Ridge Square	150,203	100%
15	Starkville, MS	Starkville Crossings	133,691	100%
16	Kansas City (Leawood), KS	Town Center Plaza	309,423	100%
17	Olean, NY	Wal-Mart Plaza	285,400	100%
18	Rome, NY	Freedom Plaza	194,467	100%
19	Charlotte (Mooresville), NC	Mooresville Consumer Square	472,182	100%
20	Durham, NC	Oxford Commons	207,864	100%
21	Fayetteville, NC	Cross Pointe Center	204,563	100%
22	Wilmington, NC	University Centre	411,887	100%
23	Akron (Stow), OH	Stow Community Shopping Center	404,483	100%
24	Cincinnati, OH	Tri County Mall	758,031	20%
25	Dayton (Huber Hts), OH	North Heights Plaza	182,749	100%
26	Tiffin, OH	Tiffin Mall	170,868	100%
27	San Juan (Bayamon), PR	Rio Hondo	466,499	100%
28	San Juan (Ron Piedras), PR	Seniorial Plaza	168,664	100%
29	Chattanooga, TN	Overlook at Hamilton Place	207,244	100%
30	Salt Lake City (Midvale), UT	Family Center at Fort Union	641,957	100%
31	Salt Lake City (Riverdale), UT	Family Center at Riverdale	593,398	100%
32	Salt Lake City (Taylorsville), UT	Family Center at Taylorsville	697,630	100%

	Total		10,338,191

Summary of Recently Expanded and Redeveloped Assets 4.7

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Company Features

664	Shopping Centers and Interests in Retail Assets

44	States (Plus Puerto Rico, Brazil, and Canada)

102	Million Sq. Ft. Owned (1)

147	Million Sq. Ft. Owned and Managed (1) (2)

88.8%	Portfolio % Leased Including Former Mervyn’s Assets

91.2%	Portfolio % Leased Excluding Former Mervyn’s Assets

(1)	Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments and redevelopments in process and scheduled to commence in 2009, total owned GLA was 62.5 million square feet.

(2)	Includes unowned anchors at Company-owned operating and development retail properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Portfolio Summary 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Average Annualized Base Rental Rates PSF

	Number of	Total Annualized Base Rent / S.F.
Period Ending	Properties	Total	Shop Space

Dec. 31, 2009	560	$12.51	$18.61
Dec. 31, 2008	649	$12.43	$18.43
Dec. 31, 2007	657	$12.33	$18.14
Dec. 31, 2006	409	$11.74	$17.46
Dec. 31, 2005	380	$11.30	$16.62
Dec. 31, 2004	373	$11.13	$16.14
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37

(1)	Figures exclude Brazilian portfolio, Service Merchandise portfolio, development properties and managed properties.
Portfolio Summary 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Leasing Summary for the Fourth Quarter 2009(1)

							Change in Base	Weighted
	Number		New Rent				Rent Over	Average Lease	Tenant
	of		Year One	New Rent Year	Prior	Prior Rent	Prior Rent in	Term (in	Improvements
	Leases	GLA	psf	One Total	Rent psf	Total	Comp Space	years)*	psf

New leases
New leases replacing bankrupt tenants vacant less than one year	9	289,034	$8.46	$2,445,228	$10.79	$3,118,677	-21.6%	8.3	$22.11
New leases for spaces vacant less than one year	82	336,571	$15.09	$5,078,856	$17.16	$5,775,558	-12.1%	8.1	$13.95
New leases for spaces vacant more than one year	66	381,062	$12.05	$4,591,797	$0.00	$0	N/A	10	$26.41
Total new leases	157	1,006,667	$12.04	$12,115,881	$12.03	$8,894,235	-15.3%	8.8	$21.01

Renewals	282	1,675,890	$12.04	$20,177,716	$12.27	$20,563,170	0.2%	4.0	$0.00

Total / Average (new leases + renewals)	439	2,682,557	$12.04	$32,293,597	$12.18	$29,457,406	-4.6%	5.8	$7.88

*	Excludes renewal options

(1)	Excludes leases signed on behalf of the MDT US LLC joint venture. The Company redeemed its interest in the joint venture on October 20, 2009.
Portfolio Summary 5.3

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Leasing Summary of Formerly Vacant Spaces Over 20,000 Square Feet

					Lease term
Property name	Location	New tenant	Former tenant	GLA	(years)(1)
Leased in 2008
Antelope Valley Mall	Palmdale, CA	Forever 21	Mervyn’s	76,547	10
Mid City Plaza	North Tonawanda, NY	Grossmans	Sears	24,833	10
Barrett Pavilion	Kennesaw, GA	Hobby Lobby	Goody’s	45,308	10
Candlers Station	Lynchburg, VA	Ollie’s Bargain Outlet	Goody’s	40,000	5
Total/Average 2008				186,688	8.9

Leased Q1 2009
Cumming Marketplace	Cumming, GA	Appliance Smart	Goody’s	27,900	10
Homestead Pavilion	Homestead, FL	Bed Bath & Beyond	Circuit City	20,304	15
Cortez Plaza	Bradenton, FL	hhgregg	Circuit City	32,510	10
Silver Creek Plaza	Phoenix, AZ	Hobby Lobby	Mervyn’s	76,006	10
Southern Tier Crossing	Horseheads, NY	Jo-Ann Fabrics	Circuit City	23,500	10
Wrangleboro Consumer	Mays Landing, NJ	Just Cabinets	Fortunoff	30,725	10
Total/Average Q1 2009				210,945	10.5

Leased Q2 2009
Beaver Creek Crossing South	Apex, NC	AC Moore	Linens ‘N Things	25,208	10
Hamilton Marketplace	Hamilton, NJ	Bed Bath & Beyond	Linens ‘N Things	30,708	10
Marketplace at Mill Creek	Buford, GA	Bed Bath & Beyond	Linens ‘N Things	33,979	10
Wrangleboro Consumer	Mays Landing, NJ	Christmas Tree Shops	Linens ‘N Things	33,000	10
Circuit City Plaza	Cary, NC	hhgregg	Circuit City	27,891	10
Grandville Marketplace	Grandville, MI	Hobby Lobby	Circuit City	55,529	10
Indian Hills Plaza	Mount Pleasant, MI	Jo-Ann Fabrics	Walmart	21,060	10
Woodfield Village Green	Schaumburg, IL	Michael’s	Circuit City	33,008	10
Willoughby Hills Shopping Center	Willoughby Hills, OH	National College	Bryant and Stratton	21,865	5
Shoppers World	Framingham, MA	Nordstrom Rack	Linens/CVS	40,159	10
Culver City	Culver City, CA	Sprouts	Circuit City	32,873	15
Peach Street Square	Erie, PA	Staples	Media Play	18,000	10
Stonecrest Marketplace	Lithonia, GA	A.J. Wright	Linens ‘N Things	25,576	10
Nassau Park	Princeton, NJ	Homegoods	Linens ‘N Things	27,040	10
Plaza Palma Real	Humacao, PR	Marshalls	Pueblo	27,680	10
Total/Average Q2 2009				453,576	10.0

Leased Q3 2009
Oviedo Park Crossing	Oviedo, FL	Bed Bath and Beyond	Linens ‘N Things	30,700	10
Sofa Express	Duluth, GA	So Good Beauty	Sofa Express	20,000	3
Hamilton Commons	Mays Landing, NJ	hhgregg	Circuit City	34,120	10
Loisdale Center	Springfield, VA	hhgregg	Circuit City	32,300	10
Arrowhead Crossing	Phoenix, AZ	Hobby Lobby	Circuit City	49,575	10
Fairfax Towne Center	Fairfax, VA	Jo-Ann	Circuit City	23,000	10
Lake Brandon Village	Brandon, FL	Buy Buy Baby	Linens ‘N Things	35,150	10
Springdale Plaza	Camden, SC	Burke’s Outlet	Goody’s	19,800	5
River Oaks (Mervyns)	Valencia, CA	Sprouts	Mervyns	30,220	17
Killearn Shopping Center	Tallahassee, FL	Hobby Lobby	Publix	53,096	10
Total/Average Q3 2009				327,961	9.5

Leased Q4 2009
1380 Dupont Highway	Dover, DE	hhgregg	Furniture & More	27,199	10
Pavilion of Turkey Creek	Knoxville, TN	Hobby Lobby	Goody’s	50,000	10
Rivertowne Square	New Bern, NC	PetSmart	Goody’s	27,400	10
Crossroads Center	Gulfport, MS	Burke’s Outlet (Beall’s)	Goody’s	30,000	5
Mooresville Consumer Square	Mooresville, NC	Ollie’s Bargain Outlet	Goody’s	30,000	7
Pamlico Plaza	Washington, NC	Burke’s Outlet (Beall’s)	Goody’s	29,530	5
Scottsboro Marketplace	Scottsboro, AL	Burke’s Outlet (Beall’s)	Goody’s	22,560	5
Walks at Highwood Preserve	Tampa, FL	Best Buy	Linens ‘N Things	33,000	10
Sycamore Commons	Matthews, NC	Best Buy	Circuit City	33,314	10
Green Ridge Square II	Grand Rapids, MI	Best Buy	Circuit City	44,854	10
University Hills	Denver, CO	Michael’s	Linens ‘N Things	32,436	10
Centennial Promenade	Denver, CO	Stickley Furniture	Borders	28,123	7
Arrowhead Crossing	Phoenix, AZ	Nordstrom Rack	Linens ‘N Things	36,102	10
Victor Square	Victor, NY	OptiGolf Center	Thomasville Furniture	23,662	5
Total/Average Q4 2009				448,180	8.1

Grand Total/Average 2008-Q4 2009				1,627,350	9.4

(1)	Excludes renewal options
Status of Re-Tenanting Spaces Formerly Occupied by Bankrupt Tenants (2)
As of December 31, 2009
(2)	Includes Linens ‘N Things, Circuit City, Goody’s, Mervyn’s and Steve & Barry’s
Portfolio Summary 5.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Lease Expirations by Year as of December 31, 2009

	Anchor Base Rent				Shop Space Base Rent
		Revenues				Revenues
Year	Leases	($M)	Avg. PSF	% of Revenue	Leases	($M)	Avg. PSF	% of Revenue

2010	72	$21.2	$8.86	4.4%	1,947	$93.5	$19.24	16.3%
2011	131	$38.8	$8.85	8.1%	1,654	$96.4	$19.74	16.8%
2012	143	$51.8	$8.69	10.8%	1,538	$96.1	$22.12	16.7%
2013	126	$40.8	$8.08	8.5%	1,319	$82.3	$20.06	14.3%
2014	162	$56.2	$8.63	11.7%	1,213	$70.6	$21.27	12.3%
2015	110	$45.4	$8.85	9.5%	315	$26.1	$17.67	4.5%
2016	79	$36.0	$9.52	7.5%	193	$20.0	$20.54	3.5%
2017	77	$38.4	$9.82	8.0%	178	$19.6	$20.57	3.4%
2018	49	$21.3	$8.35	4.4%	208	$24.3	$18.02	4.2%
2019	62	$34.4	$10.26	7.2%	149	$19.7	$15.75	3.4%

2010 - 2019 Subtotal	1,011	$384.3	$8.99	80.3%	8,714	$548.6	$19.50	95.5%
Total Rent Roll	1,155	$478.7	$9.10	100.0%	8,881	$574.3	$19.91	100.0%

Portfolio Summary 5.5

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Largest Tenants by Owned and Managed GLA (1)

		Total GLA		Owned GLA	Unowned	Unowned
	Total Units	(msf)	Owned Units	(msf)	Units	GLA (msf)

1. Wal-Mart / Sam’s Club	96	14.9	36	5.6	60	9.3
2. Target	62	7.8	7	1.0	55	6.8
3. Lowe’s Home Improvement	36	4.7	14	1.8	22	2.9
4. Home Depot	38	4.2	8	1.0	30	3.2
5. Kohl’s	43	3.8	30	1.4	13	2.4
6. Kmart / Sears	38	3.3	33	2.9	5	0.4
7. T.J. Maxx / Marshalls	93	2.9	76	2.4	17	0.5
8. Publix Supermarkets	55	2.6	54	2.5	1	0.1
9. PetSmart	96	2.2	78	1.8	18	0.4
10. Kroger	36	2.0	36	2.0	0	0.0

(1)	Based on 100% ownership of joint venture properties.
Portfolio Summary 5.6

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Largest Tenants by GLA and Base Rental Revenues (1)

		% of
	Owned	Total	Credit Ratings		Base Rental	% of Total	Credit Ratings
Major Tenant (units)	GLA	GLA	(S&P/Moody’s)	Major Tenant (units)	Rev. ($M)	Base Rent	(S&P/Moody’s)

1. Wal-Mart / Sam’s Club (36)	4.5	7.3%	AA / Aa2	1. Wal-Mart / Sam’s Club (36)	$28.7	4.6%	AA / Aa2
2. Kmart / Sears (33)	1.8	2.9%	BB- / Ba2	2. T.J. Maxx / Marshalls (76)	$12.2	2.0%	A / A3
3. Lowe’s Home Improvement (14)	1.6	2.6%	A+ / A1	3. Petsmart (78)	$11.7	1.9%	BB / NR
4. T.J. Maxx / Marshall’s (76)	1.4	2.3%	A / A3	4. Bed Bath and Beyond (52)	$10.5	1.7%	BBB / NR
5. Kohl’s (30)	1.4	2.3%	BBB+ / Baa1	5. Lowe’s Home Improvement (14)	$10.1	1.6%	A+ / A1
6. PetSmart (78)	0.9	1.5%	BB / NR	6. Kohl’s (30)	$10.0	1.6%	BBB+ / Baa1
7. Kroger (36)	0.9	1.5%	BBB / Baa2	7. Rite Aid (40)	$9.9	1.6%	B- / Caa3
8. J.C. Penney (21)	0.9	1.5%	BB / Ba1	8. Michael’s (67)	$9.4	1.5%	B- / Caa2
9. Bed Bath and Beyond (52)	0.9	1.5%	BBB / NR	9. Office Max (42)	$8.0	1.3%	B / B2
10. Target (7)	0.9	1.5%	A+ / A2	10. Tops Markets (24)(2)	$7.8	1.3%	B / NR
11. Michael’s (67)	0.8	1.3%	B- / Caa2	11. GAP / Banana Republic / Old Navy (61)	$7.7	1.2%	BB+ / NR
12. Home Depot (8)	0.8	1.3%	BBB+ / Baa1	12. Kroger (36)	$7.3	1.2%	BBB / Baa2
13. Toys R Us (30)	0.7	1.1%	B / Caa1	13. Barnes and Noble (33)	$7.2	1.2%	NR / NR
14. Publix Supermarkets (54)	0.7	1.1%	NR / NR	14. Cinemark Theatre (18)	$7.2	1.2%	B+ / NR
15. Dick’s Sporting Goods (26)	0.7	1.1%	NR / NR	15. Kmart / Sears (35)	$7.1	1.1%	BB- / Ba2
16. Ross Stores (51)	0.7	1.1%	BBB / NR	16. Regal Cinemas (11)	$6.9	1.1%	B+ / Ba3
17. Office Max (42)	0.7	1.1%	B / B2	17. Best Buy (21)	$6.7	1.1%	BBB- / Baa2
18. Tops Markets (24)	0.6	1.0%	B / NR	18. Ross Stores (51)	$6.7	1.1%	BBB / NR
19. Dollar Tree Stores (94)	0.5	0.8%	NR / NR	19. Staples (39)	$6.2	1.0%	BBB / Baa2
20. GAP / Banana Republic / Old Navy (61)	0.5	0.8%	BB+ / NR	20. Home Depot (8)	$6.1	1.0%	BBB+ / Baa1

Subtotal 1-20	21.9	35.5%		Subtotal 1-20	$187.4	30.1%

Total Portfolio	61.7	100.0%		Total Portfolio	$622.9	100.0%

(1)	Based on pro rata ownership of joint venture properties.

(2)	22 leases are guaranteed by Koninklijke Ahold NV, rated BBB/Baa3
Portfolio Summary 5.7

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Consolidated Debt
as of December 31, 2009

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facilities:
$1.25 Billion Revolving Credit Facility		$775,028	(2)	06/10	LIBOR + 75
$75 Million Revolving Credit Facility		—	(2)	06/10	LIBOR + 100
Secured Credit Facility:
$800 Million Term Loan		800,000	(2)	02/11	LIBOR + 120

Total Term and Credit Facility Debt		1,575,028

PUBLIC DEBT:
Medium Term Notes	F	151,249		05/10	5.000
Medium Term Notes	F	177,410		08/10	4.625
Medium Term Notes	F	179,170		04/11	5.250
Convertible Notes	F	116,066	(3)	08/11	3.500
Convertible Notes	F	294,606	(4)	03/12	3.000
Medium Term Notes	F	223,042		10/12	5.375
Medium Term Notes	F	169,347		05/15	5.500
Medium Term Notes	F	296,756		03/16	9.625
Medium Term Notes	F	82,196		07/18	7.500

Total Public Debt		1,689,841

MORTGAGE DEBT:
Middletown Village, Middletown, RI	F	10,000		02/10	4.531
Lee Vista, Orlando, FL	F	16,450		06/10	7.000
Mill Pond Village, Cary, NC	F	8,500		07/10	4.758
Adams Farm, Greensboro, NC	F	6,700		08/10	4.652
DDR MDT MV, LLC	V	8,362	(5)	10/10	LIBOR + 72
DDR MDT MV, LLC	F	104,351	(5)	10/10	5.211
Shops on the Circle, Dothan, AL	F	11,235		11/10	7.920
Terrell Plaza, Terrell, TX	V	6,234	(6)(8)	11/10	LIBOR + 400
Kyle Crossing, Kyle, TX	V	13,468	(6)(8)	01/11	LIBOR + 350
Homestead Pavilion, Homestead, FL	V	64,965		03/11	LIBOR + 120
Peach Street Square I, Erie, PA	F	21,605		04/11	6.884
Peach Street Square II, Erie, PA	F	2,493		04/11	6.884
Southland Crossings, Boardman, OH	F	22,429		04/11	6.884
The Promenade at Brentwood, St. Louis, MO	F	21,605		04/11	6.884
Centennial Promenade, Denver, CO	F	32,402		04/11	6.884
DDRC Headquarters, Beachwood, OH	V	33,367		04/11	LIBOR + 110
Merriam Village, Merriam, KS	V	16,189	(8)	05/11	LIBOR + 400
Cibolo Creek Center, Schertz, TX	V	6,480		07/11	LIBOR + 350
Southern Tier Crossing, Horseheads, NY	V	31,149		09/11	LIBOR + 210
Union Town Center, Indian Train, NC	F	6,525		10/11	7.000
Westgate Plaza, Gates, NY	F	23,407		10/11	7.240
Ashtabula Commons, Ashtabula, OH	F	6,431		12/11	7.000
Summary of Consolidated Debt 6.1.a

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Consolidated Debt
as of December 31, 2009 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
Paradise Village Gateway, Phoenix, AZ	F	$20,100	(7)	03/12	5.385
University Hills, Denver, CO	F	25,846		07/12	7.300
N. Charleston Center, N. Charleston, SC	F	9,785		07/12	7.370
Cortez Plaza, Bradenton, FL	F	11,687		07/12	7.150
Duvall Village, Bowie, MD	F	8,201		10/12	7.040
Walgreen’s, Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreen’s, Livonia, MI	F	2,477		11/12	4.863
Walgreen’s, Westland, MI	F	2,625		03/13	4.863
Perimeter Pointe, Atlanta, GA	V	28,321	(8)	04/13	LIBOR + 350
Town Center Prado, Marietta, GA	V	19,865	(8)	04/13	LIBOR + 350
Plaza Escorial, Carolina, PR	F	57,500		04/13	5.000
Plaza Rio Hondo, Bayamon, PR	F	109,500		04/13	5.000
Paseo Colorado, Pasadena, CA	F	79,100		04/13	5.000
Family Center at Meridian, Meridian, ID	F	7,440		04/13	5.000
Meridian Crossroads, Meridian, ID	F	29,760		04/13	5.000
University Center, Wilmington, NC	F	24,500		04/13	5.000
Aspen Grove, Littleton, CO	F	42,200		04/13	5.000
Victor Square, Victor, NY	F	6,184		04/13	5.800
Wrangleboro Consumer Sq. I & II, Mays Landing, NJ	F	40,894		05/13	6.990
Monmouth Consumer Sq., W. Long Branch, NJ	F	7,811		07/13	8.570
Rotonda Plaza, Englewood, FL	F	1,087		07/13	5.800
Nassau Park Pavilion, Princeton, NJ	F	39,600		05/14	9.000
Presidential Commons, Snellville GA	F	20,400		05/14	9.000
Crossroads Center, Gulfport, MS	F	26,320		10/14	4.225
The Commons, Salisbury, MD	F	9,341		10/14	4.225
Chillicothe Place, Chillicothe, OH	F	4,593		10/14	4.225
Deer Valley Towne Center, Phoenix, AZ	F	18,837		10/14	4.225
Plaza at Sunset Hills, Sunset Hills, MO	F	29,933		10/14	4.225
North Pointe Plaza, North Charleston, SC	F	11,715		10/14	4.225
Wando Crossing, Mount Pleasant, SC	F	12,825		10/14	4.225
Brook Highland Plaza, Birmingham, AL	F	26,372		10/14	4.225
Mooresville Consumer Sq., Mooresville, NC	F	19,456		10/14	4.225
Town Center Plaza, Leawood, KS	F	54,188		10/14	4.225
Warner Robins Place, Warner Robins, GA	F	7,277		10/14	4.225
Cross Pointe Center, Fayetteville, NC	F	10,631		10/14	4.225
Overlook at Hamilton Place, Chattanooga, TN	F	10,657		10/14	4.225
Bermuda Square, Chester, VA	F	7,999		10/14	4.225
Home Depot Center, Orlando Park, IL	F	7,174		10/14	4.225
Delaware Consumer Square, Buffalo, NY	F	10,941		10/14	4.225
Hamilton Marketplace, Hamilton, NJ	F	44,383		10/14	4.225
Marketplace at Delta Twp, Lansing, MI	F	7,122		10/14	4.225
Clearwater Collection, Clearwater, FL	F	7,638		10/14	4.225
Wendover Village, Greensboro, NC	F	5,135		10/14	4.225
Lexington Place, Lexington, SC	F	4,619		10/14	4.225
Summary of Consolidated Debt 6.1.b

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Consolidated Debt
as of December 31, 2009 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
Downtown Short Pump, Richmond, VA	F	$13,418		10/14	4.225
Loisdale Center, Springfield, VA	F	11,870		10/14	4.225
Windsor Court, Windsor, CT	F	7,793		10/14	4.225
Abernathy Square, Atlanta, GA	F	12,954		10/14	4.225
Sam’s Club, Worcester, MA	F	5,780		10/14	4.225
Wal-Mart Supercenter, Alliance, OH	F	7,690		10/14	4.225
Kroger, Allentown, PA	F	2,787		10/14	4.225
Reno Riverside, Reno, NV	V	3,169	(8)	02/15	Prime + 170
Hamilton Commons, Mays Landing, NJ	F	9,886		09/15	4.700
Consumer Square West, Columbus, OH	F	11,976		11/15	10.188
Tops Plaza, Lockport, NY	F	9,017		01/16	8.000
Merriam Town Center, Merriam, KS (TIF)	F	3,575		02/16	6.900
Freedom Plaza, Rome, NY	F	3,228		09/16	7.850
Wal-Mart, Winston-Salem, NC	F	8,430		09/17	6.000
Thruway Plaza (Wal-Mart), Cheektowaga, NY	F	3,713		10/17	6.780
Tops Plaza, Ithaca, NY	F	14,635		01/18	7.050
Wal-Mart, Greenville, SC	F	7,942		02/18	6.000
Mohawk Commons, Niskayuna, NY	F	19,218		12/18	5.750
Lowes, Hendersonville, TN	F	7,194		01/19	7.660
Plaza Isabela, Isabela, PR	F	23,395		06/19	7.590
Plaza Cayey, Cayey, PR	F	22,151		06/19	7.590
Plaza Wal-Mart, Guayama, PR	F	12,445		06/19	7.590
Plaza Fajardo, Fajardo, PR	F	26,631		06/19	7.590
Mariner Square, Spring Hill, FL	F	4,271		09/19	9.750
Northland Square, Cedar Rapids, IA	F	8,151		01/20	9.375
Connecticut Commons, Plainville, CT (TIF)	F	6,470		04/21	7.125
West Valley Marketplace, Allentown, PA	F	15,079		07/21	6.950
Liberty Fair Mall, Martinsville, VA	F	18,677		12/29	8.460
Gulfport Promenade, Gulfport, MS	V	60,000		12/37	SIFMA + 5bp

Total Mortgage Debt		1,771,479

Consolidated Debt		$5,036,348

Add: Joint Venture Partner Share of Consolidated Debt		$142,315

Total Consolidated Debt Including Joint Venture Share		$5,178,663

		Wtd. Avg.	Wtd. Avg.
		Maturity	Interest Rate
Fixed Rate	$3,684,004	3.31 years	5.7%
Variable Rate	$1,494,659	1.96 years	1.5%

	$5,178,663	2.92 years	4.5%

Summary of Consolidated Debt 6.1.c

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Consolidated Debt
as of December 31, 2009 (con’t)
CUMULATIVE REDEEMABLE PREFERRED SHARES

Outstanding Amount(000’s)
Class G - 8.0%	$180,000
Class H - 7.375%	$205,000
Class I - 7.5%	$170,000
DERIVATIVE INSTRUMENTS

	Notional Amount(000’s)	Underlying Debt Hedged	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap	$200,000	Secured Credit Facility	3 mo. LIBOR	5.149%	June 28, 2010
Interest Rate Swap	$100,000	$1.25 Billion Revolving Credit Facility	1 mo. LIBOR	4.942%	September 29, 2010
Interest Rate Swap	$100,000	Secured Credit Facility	1 mo. LIBOR	4.815%	February 21, 2012

Notes:

F — Fixed-Rate Debt V — Variable-Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Deferred finance cost amortization of approximately $11.5 million net, is offset by approximately $3.5 million of fair market value adjustments in 2009.

2.	The $1.25 billion JPMorgan Chase facility has one one-year extension option to 2011. The $75 million PNC Bank facility has one one-year extension option to 2011. The $800 million Key Bank term loan has one one-year extension option to 2012.

3.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $64.23 per share.

The principal balance on these notes is to be settled in cash. Included in this amount is $4.0 million recorded at December 31, 2009 for the accretion of the convertible debt to comply with accounting standards.

4.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.56 per share.

The principal balance on these notes is to be settled in cash. Included in this amount is $13.6 million recorded at December 31, 2009 for the accretion of the convertible debt to comply with accounting standards.

5.	The Company’s joint venture with DDR MV, LLC is consolidated within DDR’s accounts. DDR effectively owns 50% of the debt.

6.	The Company’s joint venture with David Berndt Interests is consolidated within DDR’s accounts. DDR owns 50% of the debt.

7.	The Company’s joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts. DDR owns 67% of the debt.

8.	The following loans have floor interest rates:

Loan	Floor
Kyle Crossing, Kyle, TX	1mo. LIBOR of 2.00%
Terrell Plaza, Terrell, TX	1mo. LIBOR of 1.00%
Merriam Village, Merriam, KS	1mo. LIBOR of 1.00%
Perimeter Pointe, Atlanta, GA	1mo. LIBOR of 2.00%
Town Center Prado, Marietta, GA	1mo. LIBOR of 2.00%
Reno Riverside, Reno, NV	5.95%
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated Debt 6.1.d

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Joint Venture Debt
as of December 31, 2009

		Mortgage	Maturity	Interest
Property/Entity		Balance (000’s)	Date	Rate
DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC (25 assets)	F	$736,559	03/17	5.4475
DDRTC Holdings Pool 3, LLC (17 assets)	F	555,034	03/12	5.480
DDRTC Holdings Pool 5, LLC (12 assets)	V	147,565	02/11	LIBOR + 65
DDRTC Holdings Pool 6, LLC
Walks at Highwood Preserve I & II	F	3,700	05/10	4.372
Aiken Exchange	F	7,350	05/10	4.372
Oak Summit	F	8,200	06/10	4.272
Wytheville Commons	F	5,590	06/10	4.302
Warwick Center	F	16,939	06/10	4.130
Columbiana Station	F	25,900	06/10	4.040
Heritage Pavilion	F	21,500	07/10	4.460
Fayette Pavilion I & II	F	53,250	07/10	5.620
North Hill Commons	F	2,475	11/10	5.240
Cox Creek Shopping Center	F	13,987	03/12	7.090
Cypress Trace	F	16,000	04/12	5.000
Waterfront Marketplace	F	28,489	08/12	6.350
Waterfront Town Center	F	37,533	08/12	6.350
Creeks at Virginia Center	F	25,334	08/12	6.370
Willoughby Hills Shopping Center	F	12,988	07/18	6.980

DDR Domestic Retail Fund I
Paradise Promenade, Davie, FL	F	6,400	06/10	4.322
Village Ctr, Racine, WI	F	13,200	04/10	4.440
West Falls Plaza, West Patterson, NJ	F	11,075	06/10	4.685
Southampton Village, Tyrone, GA	F	6,700	05/11	4.663
Village Center Outlot, Racine, WI	F	2,070	07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250	08/11	5.320
Shoppes on the Ridge, Lake Wales, FL	F	9,628	12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000	12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355	01/12	4.760
Heather Island Plaza, Ocala, FL	F	6,155	12/12	5.001
Hilliard Rome, Columbus, OH	F	10,832	01/13	5.870
Meadows Square, Boynton Beach, FL	F	2,355	07/13	6.720
DDR Domestic Retail Fund I (25 assets)	F	885,000	07/17	5.600

DDR MDT PS, LLC (7 assets)	F	86,000	07/13	6.004

Coventry II DDR Bloomfield	V	39,194	12/08	LIBOR + 250

Coventry II DDR Buena Park	V	61,000	03/10	LIBOR + 115

Coventry II DDR Fairplain	V	16,000	09/09	LIBOR + 275

Coventry II DDR Marley Creek	V	10,750	07/10	LIBOR + 125

Coventry II DDR Montgomery Farm (1)	V	115,907	07/10	LIBOR + 300
	V	18,128	07/10	LIBOR + 600

Coventry II DDR Phoenix Spectrum	V	46,000	01/11	LIBOR + 70

Coventry II DDR SM	V	72,180	03/10	LIBOR + 80
	V	32,695	03/10	LIBOR + 223.65

Coventry II DDR Totem Lakes	V	29,500	09/09	LIBOR + 275

Coventry II DDR Tri County	F	152,743	02/15	5.655
	F	11,650	02/15	10.304
Summary of Joint Venture Debt 6.2.a

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Joint Venture Debt
as of December 31, 2009 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate
Coventry II DDR Westover Marketplace (1)	V	$20,816	11/11	LIBOR + 350

RVIP IIIB
Deer Park, IL	F	60,000	10/11	5.590

RVIP VII (2 assets)	V	70,371	04/11	LIBOR + 400

RVIP VIII	V	23,356	01/11	LIBOR + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	4,545	05/17	7.630

TRT DDR Holdings I LLC (3 assets)	F	110,000	05/17	5.510

DDR SAU Retail Fund, LLC
Blockbuster	F	993	10/10	4.890
Cascade Crossing	F	4,954	10/10	4.890
Hickory Flat Village	F	8,689	10/10	4.890
Flat Shoals Crossing	F	6,063	10/10	4.760
Deshon Plaza	F	6,038	10/10	4.760
Shops at John’s Creek	F	2,762	10/10	4.890
Waynesboro Commons	F	3,178	10/10	4.890
Brookhaven	F	10,397	12/10	4.890
Lewandowski Commons	F	12,465	03/11	5.770
South Square	F	12,597	10/12	5.060
North Hampton Market (Phase I & II)	F	10,501	10/12	5.080
Oakland Market Place	F	3,560	10/12	5.040
Shoppes at Wendover II	F	14,382	10/12	5.060
Crossroads Square	F	4,869	12/12	5.310
Cascade Corners	F	3,979	12/12	5.420
Hilander Village	F	9,404	12/12	5.410
Glenlake Plaza	F	8,234	12/12	5.440
Broadmoor Plaza	F	11,048	12/12	5.440
Milan Plaza	F	2,161	12/12	5.490
West Towne Commons	F	4,797	12/12	5.440
American Way	F	6,662	12/12	5.440
Kroger Junction	F	3,827	12/12	5.440
Kroger Plaza	F	1,806	12/12	5.440
Willowbrook Commons	F	6,998	03/13	5.410
The Point	F	15,800	04/13	5.640
Harper Hill Commons	F	10,350	04/13	5.790
Plaza at Carolina Forest	F	14,203	05/13	5.970
Alexander Pointe	F	5,129	08/13	5.920
Patterson Place	F	20,338	12/13	5.670

Cole DDR MT Independence	F	34,100	01/12	5.950

DDRA Community Centers Five (5 assets)	F	280,000	08/10	5.295

DDR Markaz II (13 assets)	F	150,480	11/14	5.147

Lennox Town Center Limited	F	1,000	06/17	6.440
Columbus, OH	F	26,000	06/17	5.640

Sun Center Limited	F	5,794	05/11	5.420
Columbus, OH	F	12,267	04/11	8.480
Summary of Joint Venture Debt 6.2.b

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Joint Venture Debt
as of December 31, 2009 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate
DOTRS LLC
Macedonia, OH	F	$21,000	08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,616	08/12	LIBOR + 200

Sonae Sierra Brazil Limitadas	V	28,581	02/10	CDI + 500
	V	4,879	06/10	CDI + 366
	F	64,194	12/20	8.500

RO & SW Realty LLC	F	23,367	06/11	5.960

Total		$4,547,711

		Wtd. Avg.	Wtd. Avg.
		Maturity	Interest Rate
Total Joint Venture Debt:
Fixed Rate	$3,807,172	4.77 years	5.6%
Variable Rate	$740,539	0.63 years	3.0%

	$4,547,711	4.10 years	5.1%

Notes:

(1)	The following loans have floor interest rates:

Loan	Floor
Coventry II DDR Montgomery Farm	1mo. LIBOR of 1.50%
Coventry II DDR Westover Marketplace	1mo. LIBOR of 1.50%
Summary of Joint Venture Debt 6.2.c

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Pro Rata Joint Venture Debt
as of December 31, 2009 (con’t)

	DDR’s	DDR’s
	Pro Rata	Pro Rata
Property/Entity	Interest	Debt (000’s)
DDRTC Core Retail Fund, LLC	15.00%	$257,759
DDR Domestic Retail Fund I	20.00%	193,404
DDR MDT PS, LLC	0.00%	—
Coventry II DDR Bloomfield	0.00%	—
Coventry II DDR Buena Park	20.00%	12,200
Coventry II DDR Fairplain	20.00%	3,200
Coventry II DDR Marley Creek	10.00%	1,075
Coventry II DDR Montgomery Farm	10.00%	13,404
Coventry II DDR Phoenix Spectrum	20.00%	9,200
Coventry II DDR SM	20.00%	20,975
Coventry II DDR Totem Lakes	20.00%	5,900
Coventry II DDR Tri County	20.00%	32,879
Coventry II DDR Westover Marketplace	20.00%	4,163
RVIP IIIB	25.75%	15,450
RVIP VII	21.00%	14,778
RVIP VIII	25.75%	6,014
DPG Realty Holdings, LLC	10.00%	454
TRT DDR Holdings I LLC	10.00%	11,000
DDR SAU Retail Fund, LLC	20.00%	45,237
Cole DDR MT Independence	14.52%	4,951
DDRA Community Centers Five	50.00%	140,000
DDR Markaz II	20.00%	30,096
Lennox Town Center Limited	50.00%	13,500
Sun Center Limited	79.45%	14,350
DOTRS LLC	50.00%	10,500
Jefferson County Plaza, LLC	50.00%	1,808
Sonae Sierra Brazil Limitadas	50.00%	48,827
RO & SW Realty LLC	25.25%	5,900

		$917,025

Fixed Rate		$785,443
Variable Rate		$131,582

		$917,025

Summary of Joint Venture Debt 6.2.d

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2009

Summary of Consolidated Mortgage Principal Payments, Corporate Debt Maturities
and Joint Venture Debt Payments and Maturities (1)
as of December 31, 2009
(000’s)

	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	2017 Payments	2018 Payments	2019 Payments	Thereafter	Total
CONSOLIDATED DEBT

Property Mortgages	$178,664	$179,787	$106,528	$457,809	$446,170	$26,128	$16,453	$12,563	$8,701	$78,621	$88,206	$1,599,628

Construction Loans	6,234	67,285	0	98,332	0	0	0	0	0	0	0	171,851

Public Debt	328,659	295,236	517,648	0	0	169,347	296,756	0	82,196	0	0	1,689,841

Subtotal	513,556	542,308	624,176	556,141	446,170	195,475	313,208	12,563	90,897	78,621	88,206	3,461,321

Revolving Credit Facilities & Term Loan (2)	0	775,028	800,000	0	0	0	0	0	0	0	0	1,575,028

Consolidated Debt	$513,556	$1,317,335	$1,424,176	$556,141	$446,170	$195,475	$313,208	$12,563	$90,897	$78,621	$88,206	$5,036,348

Add: JV Partner Shared Consolidated Debt	$118,947	$13,468	$9,900	$0	$0	$0	$0	$0	$0	$0	$0	$142,315

Total Consolidated Debt Including JV Share	$632,504	$1,330,803	$1,434,076	$556,141	$446,170	$195,475	$313,208	$12,563	$90,897	$78,621	$88,206	$5,178,663

JOINT VENTURE DEBT

Total JV Debt	$791,087	$328,653	$1,058,080	$174,750	$156,194	$154,279	$3,178	$1,761,493	$1,940	$34,944	$83,112	$4,547,711

DDR’s Proportionate Share	237,500	88,784	158,258	17,591	31,068	30,673	439	312,408	291	5,078	34,935	917,025

Total Consolidated Debt & Proportionate Share JV Debt	$870,003	$1,419,587	$1,592,334	$573,733	$477,239	$226,147	$313,648	$324,970	$91,188	$83,699	$123,140	$6,095,688

Notes:

(1)	In situations where options to extend the maturity of a loan exist, the maturity of the extension period(s) has been assumed for this schedule.

(2)	Balance at Decemeber 31, 2009 on credit facilities and term loan. The $1.25 billion JPMorgan Chase facility has one one-year extension option to 2011. The $800 million Key Bank term loan has one one-year extension option to 2012.

The $75 million PNC Bank facility has one one-year extension option to 2011.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated and Joint Venture Debt Payments and Maturities 6.3.a

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2009

Corporate Headquarters	Investor Relations
3300 Enterprise Parkway	Kate Deck
Beachwood, Ohio 44122	Toll Free: (877) 225-5337
Main: (216) 755-5500	Direct: (216) 755-6408
Website: www.ddr.com	Email: kdeck@ddr.com
Research Coverage

Cowen & Company
Jim Sullivan	james.sullivan@cowen.com	(646) 562-1380

Citigroup
Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
Quentin Velleley	quentin.velleley@citi.com	(212) 816-6981

Deutsche Bank Securities
John Perry	john.perry@db.com	(212) 250-4912
Vincent Chao	vincent.chao@db.com	(212) 250-6799

Goldman Sachs
Jay Habermann	jonathan.habermann@gs.com	(917) 343-4260
Jehan Mahmood	jehan.mahmood@gs.com	(212) 902-2646

Green Street Advisors
Jim Sullivan	jsullivan@greenstreetadvisors.com	(949) 640-8780
Nick Vedder	nvedder@greenstreetadvisors.com	(949) 640-8780

Hilliard Lyons
Carol Kemple	ckemple@hilliard.com	(502) 588-1142

Macquarie
David Wigginton	dave.wigginton@macquarie.com	(212) 231-6380

Banc of America Securities Merrill Lynch
Craig Schmidt	craig_schmidt@ml.com	(212) 449-1944
Lindsay Schroll	lindsay_schroll@ml.com	(212) 449-6246

JP Morgan
Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
Joe Dazio	joseph.c.dazio@jpmorgan.com	(212) 622-6416

RBC Capital Markets
Rich Moore	rich.moore@rbccm.com	(216) 378-7625
Wes Golladay	wes.golladay@rbccm.com	(440) 715-2650

UBS
Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
Christy McElroy	christy.mcelroy@ubs.com	(203) 719-7831

Wells Fargo Securities, LLC
Jeff Donnelly	jeff.donnelly@wachovia.com	(617) 603-4262
Robert Laquaglia	robert.laquaglia@wachovia.com	(617) 603-4280
Investor Contact Information 7.0